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                                                                    Exhibit 10.1



WTC-OL 92567.1                                     Lease No.  WT-2887-B-84 (985)
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                               THE PORT AUTHORITY
                           OF NEW YORK AND NEW JERSEY

                               WORLD TRADE CENTER


                      ------------------------------------



                               AGREEMENT OF LEASE



                                     between



                              THE PORT AUTHORITY OF
                             NEW YORK AND NEW JERSEY



                                       and



                                EURO BROKERS INC.

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WTC-OL 92567.4

         THIS AGREEMENT, made as of the 10th day of September, 1992 by and between THE PORT AUTHORITY OF NEW YORK AND NEW JERSEY (hereinafter called the "Port Authority"), a body corporate and politic, created by Compact between the States of New Jersey and New York, with the consent of the Congress of the United States of America, and having an office at One World Trade Center, in the borough of Manhattan, City, County, and State of New York, and EURO BROKERS INC.

(hereinafter called the "Lessee"), a corporation organized and existing under and by virtue of the laws of the State of New York having an office and place of business at One World Trade Center, New York, New York 10048,

whose representative is Donald Marshall,

         WITNESSETH That:

         The Port Authority and the Lessee, for and in consideration of the rents, covenants and agreements hereinafter contained, mutually covenant and agree as follows:

Section 1.  Letting

         The Port Authority hereby lets to the Lessee and the Lessee hereby hires and takes from the Port Authority, at the World Trade Center (sometimes hereinafter referred to as the "Facility"), in the Borough of Manhattan, City, County and State of New York, the space as shown in diagonal hatching on the sketch annexed hereto, made a part hereof and marked Exhibit A, together with the fixtures, improvements and other property of the Port Authority located or to be located therein or thereon, the said space, fixtures, improvements and other property of the Port Authority being hereinafter collectively referred to as the "premises". The Port Authority and the Lessee hereby acknowledge that the aforesaid premises constitute non-residential real property.

Section 2.  Term

         The term of the letting under this Agreement shall commence at 12:01 o'clock A.M. on September 11, 1992 and shall, unless sooner terminated, or unless extended, expire at 11:59 o'clock P.M. on September 10, 2007.

Section 3.  Rights of User by the Lessee

         The Lessee shall use the premises for the following purposes only and for no other purpose whatsoever: as a clerical and administrative office for the Lessee's business

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

as broker for banks in the purchase and sale of foreign exchange and in arranging for the exchange (primarily international) of funds for deposit in foreign and domestic banks, as well as international financing transactions generally.

Section 4.  Basic Rental

         (a) The Lessee agrees to pay to the Port Authority a basic rental for the premises as stated in Section 44.

         (b) The basic rental shall be subject to adjustment during the letting in accordance with the provisions of Schedule A attached to this Agreement and hereby made a part hereof.

Section 5.  Governmental Requirements

         (a) The Lessee shall procure all licenses, certificates, permits or other authorization from all governmental authorities having jurisdiction over the operations of the Lessee at the premises or at the Facility which may be necessary for the conduct of its operations.

         (b) The Lessee shall pay all taxes, import duties, license, certification, permit and examination fees, excises and other charges which may be assessed, levied, exacted or imposed on its property, operations or occupancy hereunder or any property whatsoever which may be received at the premises or on the gross receipts or income therefrom and shall make all applications, reports and returns required in connection therewith. If any bond or other undertaking shall be required by any governmental authority in connection with any of the operations of the Lessee or any property received or exhibited by the Lessee at the premises, the Lessee shall furnish the same and pay all other expenses in connection therewith.

         (c) The Lessee shall promptly observe, comply with and execute the provisions of any and all present and future governmental laws, rules and regulations, requirements, orders and directions which may pertain or apply to the operations of the Lessee on the premises or at the Facility or its occupancy of the premises, and the Lessee shall, in accordance with and subject to the provisions of the Section of this Agreement entitled "Construction by the Lessee", make any and all improvements, alterations or repairs of the premises that may be required at any time hereafter by any such present or future law, rule, regulation, requirement, order or direction.

         (d) The provisions of this Section are not to be construed as a submission by the Port Authority to the application to itself of such requirements, or any of them.



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


Section 6.  Rules and Regulations

         (a) The Lessee covenants and agrees to observe and obey (and to compel its officers, members, employees, agents, representatives, contractors,

customers, guests, invitees and those doing business with it to observe and obey) the Rules and Regulations of the Port Authority (a copy of which is attached hereto, hereby made a part hereof and marked "Exhibit R") for the government of the conduct and operations of the Lessee, and such further reasonable rules and regulations (including amendments and supplements thereto) as may from time to time and throughout the letting be promulgated by the Port Authority for reasons of safety, health or preservation of property, or for the maintenance of the good and orderly appearance of the premises and the Facility or for the safe or efficient operation of the Facility. The Port Authority agrees that, except in cases of emergency, it will give notice to the Lessee of every such further rule or regulation adopted by it at least five (5) days before the Lessee shall be required to comply therewith.

         (b) No statement or provision in the said Rules and Regulations shall be deemed a representation or promise by the Port Authority that any services or privileges described therein shall be or remain available or that such charges, prices, rates or fees, if any, as are stated therein shall be or remain in effect all of the same being subject to change by the Port Authority from time to time whenever it deems a change advisable.

Section 7.  Responsibilities of the Lessee

         (a) The Lessee shall conduct its operations in an orderly and proper manner and so as not to annoy, disturb or be offensive to others at the Facility, and the Lessee shall control the conduct, demeanor and appearance of its officers, members, employees, agents, representatives, contractors, customers, guests, invitees and those doing business with it. Upon objection from the Port Authority concerning the conduct, demeanor or appearance of any such the Lessee shall immediately take all steps necessary to remove the cause of the objection.

         (b) The Lessee shall not commit any nuisance on the premises, or do or permit to be done anything which may result in the creation or commission of a nuisance on the premises, and the Lessee shall not cause or permit to be caused or produced upon the premises, to permeate the same or to emanate therefrom, any unusual, noxious or objectionable smokes, gases, vapors, odors or objectionable noises.

         (c) The Lessee shall not keep, maintain, place or install in the premises any fixtures or equipment the use of which is not consistent with and required for the purposes of the letting as set forth in the Section of this Agreement entitled "Rights of User by the Lessee" and the Lessee shall not use or connect any equipment or engage in any activity or operation in the premises which will cause or tend to cause an overloading of the capacity of any existing or future utility, mechanical, electrical, communication or other systems, or portions thereof, serving the premises, nor shall the Lessee do or permit to be done anything which may interfere with the effectiveness or accessibility of existing and future utility, mechanical, electrical, communication or other systems, or portions thereof, serving the premises, nor shall the Lessee do or permit to be done anything which may interfere with the effectiveness or accessibility of existing and future utility, mechanical, electrical, communication or other systems or portions thereof on the premises or elsewhere at the Facility.

         (d) The Lessee shall not overload any floor, roadway, passageway, pavement or other surface or any wall, partition, column or other supporting member, or any elevator or other conveyance, in the premises or at the Facility and without limiting any other provision of this Agreement, the Lessee shall repair, replace or rebuild any such damaged by overloading.

         (e) The Lessee shall not install, maintain or operate or permit the installation, maintenance or operation on the premises of any vending machine or service designed to dispense or sell food, beverages, tobacco products or merchandise of any kind, whether or not included in the above categories, or any restaurant, cafeteria, kitchen, stand or other establishment for the preparation, dispensing or sale of food, beverages, tobacco or tobacco products, or merchandise of any kind or any equipment or device for the furnishing to the public of a service of any kind, including without limitation thereto any telephone pay-stations.

         (f) The Lessee shall not use or make any reference, by advertising or otherwise, to the names "World Trade Center" (except to designate the Lessee's business address and then only in a conventional manner and without emphasis or display), "Port of New York Authority", "Port Authority" or any simulation or abbreviation of any such names, or any emblem, picture or reproduction of the World Trade Center, for any purpose whatsoever. Furthermore, the Lessee shall not make use of or originate any material intended for publication or visual or oral presentation which may tend to impair the reputation of the World Trade Center or its desirability. Upon notice from the Port Authority the Lessee shall immediately discontinue any such use or reference.

         (g) The Lessee shall not do or permit to be done any act or thing upon the premises or at the Facility which will invalidate or conflict with any insurance policies covering the premises or any part thereof, or the Facility, or any part thereof, at which, in the opinion of the Port Authority, may constitute an extra-hazardous condition, so as to increase the risks normally attendant upon the operations contemplated by the Section of this Agreement entitled "Rights of User by the Lessee", and the Lessee shall promptly observe, comply with and execute the provisions of any and all present and future rules and regulations, requirements, orders and directions and the National Fire Protection Association and the New York Fire Insurance Rating Organization, and of any other board or organization exercising or which may exercise similar functions, which may pertain or apply to the operations of the Lessee on the premises, and the Lessee shall, subject to and in accordance with the provisions of the Section of this Agreement entitled "Construction by the Lessee", make any and all improvements, alterations or repairs of the premises that may be required at any time hereafter by any such present or future rule, regulation, requirement, order or direction, and if by reason of any failure on the part of the Lessee to comply with the provisions of this Agreement any insurance rate on the premises of any part thereof, or on the Facility or any part thereof, shall at any time be higher than it otherwise would be, then the Lessee shall pay to the Port Authority, as an item of additional rental, that part of all insurance premiums paid by the Port Authority which shall have been charged because of such violation or failure by the Lessee, but no such payment shall relieve the Lessee of its other obligations under this paragraph.

         (h) The Lessee recognizes that the Port Authority has undertaken the planning, construction and operation of the Facility as a facility of commerce pursuant to concurrent legislation of the State of New York, Chapter 209, Laws of New York, 1962 and the State of New Jersey, Chapter 8, Laws of New Jersey, 1962. The purpose, character and scope of the Lessee's occupancy, operation and usage of the premises as described in Section 3 of this Agreement are of primary importance and inducement to the Port Authority in entering into this Agreement of lease with the Lessee. The Lessee has represented to the Port Authority that all of its occupancy, operation and usage, thoughout the term of the letting hereunder, will be in strict accordance with and subject to the provisions and requirements of Section 3 of this Agreement and the Port Authority has relied on such representations in entering into this Agreement. Without affecting the Lessee's liability for any breach of this representation and its obligations hereunder, in the event that the Lessee has not complied with all the requirements of this Section and of Section 3 of this Agreement, the Port Authority may by five (5) days' notice terminate this Agreement and the letting hereunder and the same shall be and operate as a conditional limitation and have the same effect as if it were specifically included as a ground for termination under subdivision (a) of Section 20 of this Agreement.

Section 8.  Maintenance and Repair

         (a) Except to the extent of such items of cleaning service as may be supplied by the Port Authority as stated in Section 42, the Lessee shall at all times keep the premises in a clean and orderly condition and appearance, together with all fixtures, equipment and personal property of the Lessee located in or on the premises, including without limitation thereto the interior surface of windows and both sides of all entrance doors.

         (b) The Lessee shall repair, replace, rebuild and paint all or any part of the premises or of the Facility which may be damaged or destroyed by the acts or omissions of the Lessee, its officers, members, employees, agents, representatives, contractors, customers, guests, invitees or other persons who are doing business with the Lessee or who are on or at the premises or the Facility with the consent of the Lessee.

         (c) The Lessee shall take good care of the premises, including therein, without limitation thereto, walls, partitions, floors, ceilings, doors and columns, and all parts thereof, and all equipment and fixtures, and shall do all preventive maintenance and make all necessary non-structural repairs, replacements, rebuilding and painting necessary to keep the premises in the condition existing at the commencement date of the letting and to keep any improvements, additions and fixtures made or installed during the term of the letting in the condition they were in when made or installed except for reasonable wear which does not adversely affect the watertight condition or structural integrity of the building or adversely affect the efficient or proper utilization or the appearance of any part of the premises.

         (d) In the event the Lessee fails to commence so to make or do any repair, replacements, rebuilding or painting required by this Agreement within a period of ten (10) days after notice from the Port Authority so to do, or fails diligently to continue to completion the repair, replacement, rebuilding or painting of all of the premises required to be repaired, replaced, rebuilt or painted by the Lessee under the terms of this Agreement, the Port which may, at its option, and in addition to any other remedies which may be available to it, repair, replace, rebuild or paint all or any part of the premises included in the said notice, the Port Authority's cost thereof to be paid by the Lessee on demand. This option or the exercise thereof shall not be deemed to create or imply any obligation or duty to the Lessee or others.

         (e) The obligation of the Lessee as set forth in paragraphs (b) and (c) of this Section, in the event of damage or destruction covered by any contract of insurance under which the Port Authority is the insured, is hereby released to the extent that the loss is recouped by actual payment to the Port Authority of the proceeds of such insurance; provided, however, that if at any time because of this release the insurance carrier of any policy covering the premises or any part thereof shall increase the premiums, otherwise payable for fire, extended coverage or rental coverage applicable to the premises, the Lessees shall pay to the Port Authority an amount equivalent to such increase or increases on demand; and provided, further, that if at any time this release shall invalidate any such policy of insurance or reduce, limit or void the rights of the Port Authority thereunder, or if because of this release, any such insurance carrier shall cancel any such policy or shall refuse to issue or renew the same or shall refuse to issue a policy with an endorsement thereof under which this release is permitted without prejudice to the interest of the insured or shall cancel such endorsement or refuse to renew the same or shall take any other action to alter, decrease or diminish the benefits of the Port Authority under the policy, then the release shall be void and of no effect. Nothing herein shall be construed to imply an obligation on the Port Authority to carry any such insurance policy or to obtain or keep in force any such endorsement.

Section 9.  Casualty

         (a) In the event that, as a result of a casualty insured against by the Port Authority under the New York standard form of fire insurance policy carried by it on the premises, the premises are damaged without the fault of the Lessee, its officers, members, employees, customers, guests, invitees or other persons who are doing business with the Lessee or who are on the premises with the Lessee's consent, so as to render the premises untenantable in whole or part, then

                  (1) if the Port Authority finds that the necessary repairs or rebuilding can be completed within ninety (90) days after the occurrence of the damage, the Port Authority shall repair or rebuild with due diligence, and the rental hereunder shall be abated, as hereinafter provided in the Section of this Agreement entitled "Abatement of Rental", only for the period from the occurrence of the damage to the completion of the repairs or rebuilding, whether or not the work of repair or rebuilding is actually completed within the said ninety (90) days; or

                  (2) if the Port Authority finds that such repairs or rebuilding cannot be completed within ninety (90) days after the occurrence of the damage, or if the Port Authority concludes that other than the premises also require rebuilding, then the Port Authority shall have options: (i) to proceed with due diligence to repair or to rebuild the premises as necessary; or (ii) to terminate the letting as to the damaged portion of the premises only, and the rental hereunder shall be abated as provided in the Section of this Agreement entitled "Abatement of Rental", from and after the occurrence of the damage, or
         (iii) to terminate the lettering as to the entire premises; and in the case of (i) and (iii), the rental hereunder shall be abated, as provided in the Section of this Agreement entitled "Abatement of Rental", either, as the case may require, for the period from the occurrence of the damage to the completion of repairs and rebuilding of the premises or for the period from the occurrence of the damage to the effective date of termination.

         (b) The parties do hereby stipulate that neither the provisions of
Section 227 of the Real Property Law of the State of New York nor those of any other similar statute shall extend or apply to this Agreement.

         (c) The Lessee shall give the Port Authority immediate notice in case of any fire, accident or casualty in the premises or elsewhere in the Facility if the occurrence elsewhere in the Facility is known to and involves the Lessee, its officers, members, employees, agents, representatives, contractors, or is known to any of them and involves customers, guests or invitees of the Lessee.

         (d) In the event of a partial or total destruction of the premises, the Lessee shall immediately remove any and all of its property and all debris from the premises or the portion thereto destroyed and if the Lessee does not promptly so remove, the Port Authority may remove the Lessee's property to a public warehouse for deposit or retain the same in its own possession and sell the same at public auction, the proceeds of which shall be applied first to the expenses of removal, storage and sale, second to any sums owed by the Lessee to the Port Authority, with any balance remaining to be paid to the Lessee; if the expenses of such removal, storage and sale shall exceed the proceeds of sale, the Lessee shall pay such excess to the Port Authority upon demand.

Section 10.  Indemnity

         (a) The Lessee shall indemnify and hold harmless the Port Authority, its Commissioners, officers, agents and employees from (and shall reimburse the Port Authority for the Port Authority's costs or expenses including legal expenses incurred in connection with the defense of) all claims and demands of third persons including but not limited to those for death, for personal injuries, or for property damages, arising out of any default of the Lessee in performing or observing any term or provision of this Agreement, or out of the use or occupancy of the premises by the Lessee or by others with its consent, or out of any of the acts or omissions of the Lessee, its officers, members, employees, agents, representatives, contractors, customers, guests, invitees and other persons who are doing business with the Lessee or who are at the premises with the Lessee's consent where such acts or omissions are on the premises, or arising out of any acts or omissions of the Lessee, its officers, members, employees, agents and representatives where such actions or omissions are elsewhere.

         (b) If so directed, the Lessee shall at its own expense defend any suit based upon any such claim or demand (even if such suit, claim or demand is groundless, false or fraudulent), and in handling such it shall not, without obtaining express advance permission from the General Counsel of the Port Authority, raise any defense involving in any way the jurisdiction of the tribunal over the person of the Port Authority, the immunity of the Port Authority, its Commissioners, officers, agents or employees, the governmental nature of the Port Authority or the provision of any statutes respecting suits against the Port Authority.

Section 11.  Ingress and Egress

         The Lessee solely for itself, its officers, employees and such business invitees as are at the premises in connection with the transaction of the regular business of the Lessee, shall have the right of ingress and egress between the premises and the City streets outside the Facility. Such right shall be exercised by means of such corridors, lobbies, public areas and pedestrian or vehicular ways, and by means of such elevators, escalators or other facilities for movement of persons or property, to be used subject to all the provisions of this Agreement and in common with others having rights of passage and movement within the Facility, as may from time to time be designated by the Port Authority for the use of the public. The use of any such facility, way or other area shall be subject to the rules and regulations of the Port Authority which are now in effect or which may hereafter be promulgated for the safe and efficient operation of the Facility. The Port Authority may, at any time, temporarily or permanently close, move, change or limit the use of, or consent to or request the closing, moving, changing or limitation of the use of, any such facility, way or any other area at or near the Facility presently or hereafter used as such, so long as a means of ingress and egress as provided above remains available to the Lessee. The Lessee hereby releases and discharges the Port Authority, and all municipalities and other governmental authorities, and their respective successors and assigns, of and from any and all claims, demands, or causes of action which the Lessee may now or at any time hereafter have against any of the foregoing, arising or alleged to arise out of the closing, changing or limitation of the use of any facility, way or other area, whether within or outside the Facility. The Lessee shall not do or permit anything to be done which will interfere with the free access and passage of others to space adjacent to the premises or in any areas, streets, ways, facilities and walks near the premises.

Section 12.   Construction by the Lessee

         The Lessee shall not erect any structures, make any modifications, alternations, additions, improvements, repairs or replacements or do any construction work on or to the premises, or install any fixtures in or on the premises (other than trade fixtures, removable without injury to the premises) without the prior consent of the Port Authority, and in the event any construction, improvement, alternation, modification, addition, repair or replacement is made or done with or without such consent and unless the consent of the Port Authority shall expressly provide otherwise, the same shall immediately become the property of the Port Authority and the Lessee shall have no right to change or remove the same either during the term or at the expiration thereof. Notwithstanding the foregoing, immediately upon notice from the Port Authority given at any time during the letting, the Lessee shall remove or change any of the same made or done by it without the Port Authority's consent, and in the case of any of the same made or done with the Port Authority's consent, the Lessee if so required by notice from the Port Authority, shall remove or change the same immediately upon the expiration or termination of the letting, or immediately upon receipt of such notice as may be given within sixty (60) days after such expiration or termination. With respect to any modifications, additions, alterations, improvements, installations or construction made or done by the Port Authority at the request of the Lessee either prior to or during the term of the letting, the Lessee shall have the same obligations as provided above with respect to that made or done by the Lessee with the Port Authority's consent.

Section 13.   Signs

         Except with the prior consent of the Port Authority, the Lessee shall not erect, maintain or display any signs, advertising, posters or similar devices at or on the exterior parts of the premises or in the premises so as to be visible through the windows, glass walls or exterior doors thereof. Upon the expiration or termination of the letting, the Lessee shall remove, obliterate or paint out, as the Port Authority may direct, any and all signs and advertising, posters or similar devices, and in connection therewith shall restore the area affected to the same condition as at the commencement of the letting.


Section 14.  Injury and Damage to Person or Property

         The Port Authority shall not be liable to the Lessee or others for any personal injury, death or property damage from falling material, water, rain, hail, snow, gas, steam, dampness, explosion, smoke, radiation, and/or electricity, whether the same may leak into or fall, issue, or flow from any part of the premises or of the Facility, including without limitation thereto any utility, mechanical, electrical, communication or other systems therein, or from any other place or quarter unless said damage, injury or death shall be due to the negligent acts of the Port Authority, its employees or agents.

Section 15.  Additional Rent and Charges

         (a) If the Lessee shall fail or refuse to perform any of its obligations under this Agreement, the Port Authority, in addition to all other remedies available to it, shall have the right to perform any of the same and the Lessee shall pay the Port Authority's cost thereof on demand. If the Port Authority has paid any sum or sums or has incurred any obligations, expense or cost which the Lessee has agreed to pay or reimburse the Port Authority for, or if the Port Authority is required or elects to pay any sum or sums or incurs any obligations, expense or cost by reason of the failure, neglect or refusal of the Lessee to perform or fulfill any one or more of the conditions, covenants or agreements contained in this Agreement, or as a result of an act or omission of the Lessee contrary to the said conditions, covenants and agreements, including any legal expense or cost in connection with any actions or proceeding brought by the Port Authority against the Lessee or by third parties against the Port Authority, the Lessee agrees to pay the sum or sums so paid or the expense and the Port Authority's cost so incurred, including all interest costs, damages and penalties, and the same may be added to any installment of rent thereafter due hereunder and each and every part of the same shall be and become additional rent, recoverable by the Port Authority in the same manner and with like remedies as if it were originally a part of the basic rental as set forth in the Section of this Agreement entitled "Basic Rental".

         (b) "Cost" or "costs" of the Port Authority in this Agreement shall mean and include (1) payroll costs including but not limited to contributions to the retirement system, or the cost of participation in other pension plans or systems, insurance costs, sick leave pay, holiday, vacation, authorized absence pay or other fringe benefits; (2) cost of materials, supplies and equipment used (including rental thereof); (3) payments to contractors; (4) any other direct costs; and (5) 30% of the foregoing.

Section 16.  Rights of Entry Reserved

         (a) The Port Authority, by its officers, employees, agents, representatives and contractors shall have the right at all reasonable times to enter upon the premises for the purpose of inspecting the same, for observing the performance by the Lessee of its obligations under this Agreement, and for the doing of any act or thing which the Port Authority may be obligated or have the right to do under this Agreement or otherwise.

         (b) Without limiting the generality of the foregoing, the Port Authority, by its officers, employees, representatives and contractors, shall have the right, for the benefit of the Lessee or for the benefit of others at the Facility, to maintain initially existing and future utility, mechanical, electrical, communication and other systems or portions thereof on the premises, and to enter upon the premises at all reasonable times to make such repairs, alternations and replacements as may, in the opinion of the Port Authority, be deemed necessary or advisable and, from time to time, to construct or install over, in, under or through the premises new lines, pipes, mains, wires, conduits, equipment and other such; and to use the premises for access to other portions of the Facility not otherwise conveniently accessible; provided, however, that such repair, alteration, replacement, construction or access shall not unreasonably interfere with the use of the premises by the Lessee.

         (c) In the event that any property of the Lessee shall obstruct the access of the Port Authority, its employees, agents or contractors to any of the existing or future utility, mechanical, electrical, communication and other systems and thus shall interfere with the inspection, maintenance, repair or modification of any such system, the Lessee shall move such property as requested by the Port Authority, in order that the access may be had to the system or part thereof for its inspection, maintenance, repair or modification.

         (d) Nothing in this Section shall or shall be construed to impose upon the Port Authority any obligations so to construct or maintain or to make repairs, replacements, alternations or additions, or shall create any liability for any failure so to do. The Lessee is and shall be in exclusive control and possession of the premises and the Port Authority shall not in any event be liable for any injury or damage to any property or to any person happening on or about the premises nor for any injury or damage to the premises nor to any property of the Lessee or of any other person located therein or thereon (other than those occasioned by the negligent acts of the Port Authority).

         (e) At any time and from time to time during normal business hours within the six (6) months next preceding the expiration of the letting, the Port Authority, by its agents and employees, whether or not accompanied by prospective lessees, occupiers or users of the premises, shall have the right to enter thereon for the purpose of exhibiting and viewing all parts of the same.

         (f) If, during the last month of the letting, the Lessee shall have removed all or substantially all of the Lessee's property from the premises, the Port Authority may immediately enter and alter, renovate and redecorate the premises and change locks on doors in the premises.

         (g) The exercise of any or all of the foregoing rights by the Port

Authority or others shall not be or be construed to be an eviction of the Lessee nor be made on the grounds for any abatement of rental or any claim or demand for damages, consequential or otherwise.

Section 17.  Condemnation

         (a) In any action or proceeding instituted by any governmental or other authorized agency or agencies for the taking for a public use of any interest in all or any part of the premises, or in case of any deed, lease or other conveyance in lieu thereof (all of which are in this Section referred to as "taking or conveyance") the Lessee shall not be entitled to assert any claim to any compensation, award or part thereof made or to be made therein or therefor or any claim to any consideration or rental or any part thereof paid therefor, or to institute any action or proceeding or to assert any claim against such agency or agencies or against the Port Authority for or on account of any such taking or conveyance, except for the possible claim to an award for trade fixtures owned and installed by the Lessee, it being understood and agreed between the Port Authority and the Lessee that the Port Authority shall be entitled to all the compensation or awards made or to be made or paid and all such consideration or rentals, free of any claim or right of the Lessee. No taking by or delivery to any governmental authority under this paragraph (a) shall be or be construed to be an eviction of the Lessee or be the basis for any claim by the Lessee for damages, consequential or otherwise.

         (b) In the event of a taking or conveyance of the entire premises by any governmental or other authorized agency or agencies, then the letter under this Agreement shall, as of the date possession is taken from the Port Authority by such agency or agencies, cease and determine in the same manner and with the same effect as if the term of the letting had on that date expired.

         (c) In the event of a taking or conveyance by any governmental or other authorized agency or agencies of a part of the premises then the letting as to such part only shall, as of the date possession thereof is taken from the Port Authority by such agency or agencies, cease and determine, and the rental thereafter to be paid by the Lessee to the Port Authority shall be abated as provided in the Section of this Agreement entitled "Abatement of Rental" from and after the date of such taking or conveyance.

         (d) In the event that the taking or conveyance or the delivery by the Lessee or taking by the Port Authority pursuant to Section 41 covers fifty per cent (50%) or more of the total usable area of the premises, then the Lessee and the Port Authority shall each have an option exercisable by notice given within ten (10) days after such taking or conveyance, to terminate the letting hereunder, as of the date of such taking, and such termination shall be effective as if the date of such taking, and such termination shall be effective as if the date of such taking were the original date of expiration hereof.


Section 18.  Abatement of Rental

         (a) In the event that the Lessee shall at any time become entitled to an abatement of rent, the basic rental set forth in the Section of the Agreement entitled "Basic Rental" shall be abated for the period the abatement is in effect by the same percentage that the area of the part of the premises the use of which is denied to the Lessee is of the total area of the premises.

         (b) For the purposes of this Section, the number of square feet contained in the premises or parts thereof shall be computed as follows: By measuring from the inside surface of outer building walls to the surface of the public area side, or of the non-exclusive area side, as the case may require, of all partitions separating the space measured from adjoining areas designed for the use of the public or for use by the Lessee in common with others, and to the center of partitions separating the space measured form adjoining space exclusively used by others; no deduction will be made for columns, partitions, pilasters or projections necessary to the building and contained within the space measured. Permanent partitions enclosing elevator shafts, stairs, fire-towers, vents, pipe-shafts, meter-closets, flues, stacks and any vertical shafts have the same relation to the space measured as do outer building walls.

         (c) In the event that during the term of the letting under this Agreement the Lessee shall be partially evicted and shall remain in possession of the premises or the balance thereof, the Lessee agrees that notwithstanding it might have the right to suspend payment of the rent in the absence of this provision, it agrees to pay and will pay at the times and in the manner herein provided, the full rent reserved less only an abatement thereof computed in accordance with the above.

Section 19.  Assignment and Sublease

         (a) The Lessee shall not assign, sell, convey, transfer, mortgage, or pledge this Agreement or any part thereof, or any rights created thereby or the letting, or any part thereof, without the prior written consent of the Port Authority.

         (b) The Lessee shall not sublet the premises, or any part thereof, without the prior written consent of the Port Authority.

         (c) If the Lessee assigns, sells, conveys, transfers, mortgages, pledges, or sublets in violation of paragraphs (a) or (b) of this Section or if the premises are occupied by anybody other than the Lessee, the Port Authority may collect rent from any assignee, sublessee or anyone who claims a right to this Agreement or letting or who occupies the premises, and shall apply the net amount collected to the basic rental herein reserved; and no such collection shall be deemed a waiver by the Port Authority of the covenants contained in paragraphs (a) and (b) of this Section nor an acceptance by the Port Authority of any such assignee, sublessee, claimant or occupant as Lessee, nor a release of the Lessee by the Port Authority from the further performance by the Lessee of the covenants contained herein. The granting of consent by the Port Authority to any assignment or subletting shall not be deemed to operate as a waiver of the requirement for obtaining the express prior written consent of the Port Authority to any other or subsequent assignment or subletting.

         (d) The Lessee shall not use, or permit any person to use, the premises or any portion thereof, except for the purposes set forth in the Section of this Agreement entitled "Rights of User by the Lessee."

Section 20.  Termination

         (a) If any one or more of the following events shall occur, that is to say:

               (1) The Lessee shall become insolvent, or shall take the benefit of any present or future insolvency statute, or shall make a general assignment for the benefit of creditors, or file a voluntary petition in bankruptcy or a petition or answer seeking an arrangement or its reorganization or the readjustment of its indebtedness under the federal bankruptcy laws or under any other law or statute of the United States or of any State thereof, or consent to the appointment of a receiver, trustee, or liquidator of all or substantially all of its property; or

               (2) By order or decree of a court the Lessee shall be adjudged bankrupt or an order shall be made approving a petition filed by any of the creditors or, if the Lessee is a corporation, by any of the stockholders of the Lessee, seeking its reorganization or the readjustment of its indebtedness under the federal bankruptcy laws or under any law or statute of the United States or of any State thereof; or

               (3) A petition under any part of the federal bankruptcy laws or an action under any present or future insolvency law or statute shall be filed against the Lessee and shall not be dismissed within thirty
          (30) days after the filing thereof; or

               (4) The letting hereunder or the interest or estate of the Lessee under this Agreement shall be transferred to, pass to or devolve upon, by operation of law or otherwise, any other person, firm or corporation; or

               (5) The Lessee, if a corporation, shall, without the prior consent of the Port Authority, become a possessor or merged corporation in a merger, a constituent corporation in a consolidation, or a corporation in dissolution; or


               (6) The Lessee is a partnership, and the said partnership shall be dissolved as the result of any act or omission of its partners or any of them, or by operation of law or the order or decree of any court having jurisdiction, or for any other reason whatsoever; or

               (7) By or pursuant to, or under authority of any legislative act, resolution or rule, or any order or decree of any court or governmental board, agency or officer, a receiver, trustee, or liquidator shall take possession or control of all or substantially all the property of the Lessee, or any execution or attachment shall be issued against the Lessee or any of its property, whereupon possession of the premises shall be taken by someone other than the Lessee, and any such possession or control shall continue in effect for a period of fifteen (15) days; or

               (8) Any lien is filed against the premises because of any act or omission of the Lessee and is not removed within ten (10) days; or

               (9) The Lessee shall voluntarily abandon, desert, vacate or discontinue its operations in the premises, or, after exhausting or abandoning any right of further appeal, the Lessee shall be prevented for a period of thirty (30) days by action of any governmental agency from conducting its operations on the premises, regardless of the fault of the Lessee; or the Lessee shall fail to take occupancy and commence operations within fifteen (15) days after the commencement date; or

               (10) The Lessee shall fail duly and punctually to pay the rentals or to make any other payment required hereunder when due to the Port Authority; or

               (11) The Lessee shall fail to keep, perform and observe each and every other promise, covenant and agreement set forth in this Agreement on its part to be kept, performed, or observed, within ten
          (10) days after receipt of notice of
          default thereunder from the Port Authority (except where fulfillment of its obligation requires activity over a period of time, and the Lessee shall have commenced to perform whatever may be required for fulfillment within ten (10) days after receipt of notice and continues such performance without interruption except for causes beyond its control); or

               (12) If this Agreement shall require a guarantor of one or more of the Lessee's obligations under this Agreement and any of the events described in subparagraphs (1), (2), (3) or (7) above shall occur to or with respect to the guarantor (whether or not they shall also occur to or with respect to the Lessee);


then upon the occurrence of any such event or at any time thereafter during the continuance thereof, the Port Authority may by five (5) days' notice terminate the letting, such termination to be effective upon the date specified in such notice. Such right of termination and the exercise thereof shall be and operate as a conditional limitation.

         (b) If any of the events enumerated in paragraph (a) of this Section shall occur prior to the commencement of the letting, the Lessee shall not be entitled to enter into possession of the premises and the Port Authority upon the occurrence of any such event or at any time thereafter during the continuance thereof by twenty-four (24) hours' notice may cancel the interest of the Lessee under this Agreement, such cancellation to be effective upon the date specified in such notice.

         (c) No acceptance by the Port Authority of rentals, fees, charges or other payments in whole or in part for any period or periods after a default in any of the terms, covenants and conditions to be performed, kept or observed by the Lessee shall be deemed a waiver of any right on the part of the Port Authority to terminate the letting.

         (d) No waiver by the Port Authority of any default on the part of the Lessee in performance of any of the terms, covenants or conditions hereof to be performed, kept or observed by the Lessee shall be or be construed to be a waiver by the Port Authority of any other or subsequent default in performance of any of the said terms, covenants and conditions.

         (e) The rights of termination described above shall be in addition to any other rights of termination provided in this Agreement and in addition to any rights and remedies that the Port Authority would have at law or in equity consequent upon any breach of this Agreement by the Lessee, and the exercise by the Port Authority of any right of termination shall be without prejudice to any other such rights and remedies.

         (f) The Lessee shall not interpose any counterclaims in any summary proceeding or action for non-payment of rental which may be brought by the Port Authority.

Section 21.  Right of Re-entry

         The Port Authority shall, as an additional remedy upon the giving of a notice of termination as provided in the Section of this Agreement entitled "Termination", have the right to re-enter the premises and every part thereof upon the effective date of termination without further notice of any kind, and may regain and resume possession either with or without the institution of summary or any other legal proceedings or otherwise. Such re-entry, or regaining or resumption of possession, however, shall not in any manner affect, alter or diminish any of the obligations of the Lessee under this Agreement, and shall in no event constitute an acceptance of surrender.


Section 22.  Survival of the Obligations of the Lessee

         (a) In the event that the letting shall have been terminated in accordance with a notice of termination as provided in the Section of this Agreement entitled "Termination", or the interest of the Lessee canceled pursuant thereto, or in the event that the Port Authority has re-entered, regained or resumed possession of the premises in accordance with the provisions of the Section of this Agreement entitled "Right of Re-entry", all the obligations of the Lessee under this Agreement shall survive such termination or cancellation, re-entry, regaining or resumption of possession and shall remain in full force and effect for the full term of this Agreement, and the amount or amounts of damages or deficiency shall become due and payable, as more specifically stated in paragraph (b) below, to the Port Authority to the same extent, at the same time or times and in the same manner as if no termination, cancellation, re-entry, regaining or resumption of possession had taken place.

         (b) Immediately upon any termination or cancellation pursuant to the Section of this Agreement entitled "Termination", or upon any re-entry, regaining or resumption of possession in accordance with the Section of this Agreement entitled "Right of Re-entry", there shall become due and payable by the Lessee to the Port Authority, in addition to rental accrued prior to the effective date of termination, without notice or demand and as damages, the sum of the following:

               (1) subject to the provisions of paragraph (c) below, an amount equal to the then present value of all basic rental provided for in this Agreement for the entire term, following the effective date of termination, as originally fixed in the Section of this Agreement entitled "Term" less the amount thereof which may have been actually paid by the Lessee;

               (2) the amount of all other unfulfilled monetary obligations of the Lessee under this Agreement, including without limitation thereto, all sums constituting additional rental hereunder and the cost to the expenses of the Port Authority for fulfilling all other obligations of the Lessee which would have accrued or mature during the balance of the term or on the expiration date originally fixed or within a stated time after expiration or termination; and

               (3) an amount equal to the cost to and the expenses of the Port Authority in connection with the termination, cancellation, regaining possession and restoring and reletting the premises, the Port Authority's legal expenses and cost, and the Port Authority's costs and expenses for the care and maintenance of the premises during any period of vacancy, and any brokerage fees and commissions in connection with any reletting.

         (c) The Port Authority may at any time bring an action to recover all the damages as set forth above not previously recovered in separate actions, or it may bring separate actions to recover the items of damages set forth in subparagraphs (2) and (3) of paragraph (b) above and separate actions periodically to recover from time to time only such portion of the damages set forth in subparagraph (1) of paragraph (b) above as would have accrued as rental up to the time of the action if there had been no termination or cancellation. In any such action the Lessee shall be allowed a credit against its survived damages obligations equal to the amounts which the Port Authority shall have actually received from any tenant, licensee, permittee or other occupier of the premises or a part thereof during the period for which damages are sought, and if recovery is sought for a period subsequent to the date of suit a credit equal to the market rental value of the premises during such period (discounted to reflect the then present value thereof). If at the time of such action the Port Authority has relet the premises the rental for the premises obtained through such reletting shall be deemed to be the market rental value of the premises or be deemed to be the basis of computing such market rental value if less than the entire premises were relet. In no event shall any credit be allowed to the Lessee against its damages for any period exceed the then present value of the basic rental which would have been payable under this Agreement during such period if a termination or cancellation had not taken place. In determining present value of rental an interest rate of 4% per annum shall be used.

Section 23.  Reletting by the Port Authority

     The Port Authority, upon termination or cancellation pursuant to the Section of this Agreement entitled "Termination", or upon any re-entry, regaining or resumption of possession pursuant to the Section of this Agreement entitled "Right of Re-entry", may occupy the premises or may relet the premises, and shall have the right to permit any person, firm or corporation to enter upon the premises and use the same. The Port Authority may grant free rental or other concessions and such reletting may be of part only of the premises or of the premises or a part thereof together with other space, and for a period of time the same as or different from the balance of the term hereunder remaining, and on terms and conditions and for purposes the same as or different from those set forth in this Agreement. The Port Authority shall also, upon termination or cancellation pursuant to the Section of this Agreement entitled "Termination", or upon its re-entry, regaining or resumption of possession pursuant to the Section of this Agreement entitled "Right of Re-entry", have the right to repair or to make structural or other changes in the premises, including changes which alter the character of the premises and the suitability thereof for the purposes of the Lessee under this Agreement, without affecting, altering or diminishing the obligations of the Lessee hereunder. In the event either of any reletting or of any actual use and occupancy by the Port Authority (the mere right to use and occupy not being sufficient however) there shall be credited to the account of the Lessee against its survived obligations hereunder any net amount remaining after deducting from the amount actually received from any lessee, licensee, permittee or other occupier as the rental or fee for the use of the said premises or portion thereof during the balance of the letting as the same is originally stated in this Agreement, or from the market value of the occupancy of such portion of the premises as the Port Authority may during such period actually use and occupy, all expenses, costs and disbursements incurred or paid by the Port Authority in connection therewith. No such reletting or such use and occupancy shall be or be construed to be an acceptance of a surrender.

Section 24.  Waiver of Redemption

         The Lessee hereby waives any and all rights of redemption, granted by or under any present or future law, arising in the event it is evicted or dispossessed for any cause, or in the event the Port Authority obtains or retains possession of the premises in any lawful manner.

Section 25.  Remedies and Suits Against the Lessee

         All remedies provided in this Agreement shall be deemed cumulative and additional and not in lieu of or exclusive of each other or of any other remedy available to the Port Authority at law or in equity. In the event of a breach or threatened breach by the Lessee of any term, covenant, condition or provision of this Agreement, the Port Authority shall have the right of injunction and the right to invoke any other remedy allowed by law or in equity as if termination, re-entry, summary proceedings and any other specific remedies including without limitation thereto, indemnity and reimbursement, were not mentioned herein, and neither the mention thereof nor the pursuance or exercise or failure to pursue or exercise any right or remedy shall preclude the pursuance or exercise of any other right or remedy.

Section 26.  Surrender

         (a) The Lessee covenants and agrees to yield and deliver peaceably to the Port Authority possession of the premises on the date of the cessation of the letting, whether such cessation be by termination, expiration, promptly and in the same condition as at the time the Lessee entered into possession, such reasonable wear excepted as would not adversely affect or interfere with the efficient and proper utilization of the premises or any part thereof.

         (b) Unless the same are required for the performance by the Lessee of its obligations hereunder, the Lessee shall have the right at any time during the letter to remove from the premises, and, on or before the expiration or earlier termination of the letting, shall so remove its equipment, removable fixtures and other personal property, and all property of third persons for which it is responsible, repairing all damages caused by such removal. If the Lessee shall fail to remove such property on or before the termination or expiration of the letter, the Port Authority shall have the same rights with respect to such property as it has in the event of casualty under Section 9(d).

Section 27.  Acceptance of Surrender of Lease

         No agreement of surrender or to accept a surrender shall be valid unless and until the same shall have been reduced to writing and signed by the duly authorized representatives of the Port Authority and of the Lessee. Except as expressly provided in this Section, neither the doing of, nor any omission to do, any act or thing, by any of the officers, agents or employees of the Port Authority, shall be deemed an acceptance of a surrender of the letting or of this Agreement. Without limiting the foregoing, no employee or officer of the Port Authority shall be authorized to accept the keys of the premises prior to the expiration date of the letting as fixed in the Section of this Agreement entitled "Term" and no delivery of the keys by the Lessee shall constitute a termination of this Agreement or acceptance of surrender.

Section 28.  Notices

         (a) Notices, requests, permissions, consents and approvals given or required to be given to or by either party under this Agreement, shall not be effective unless they are given in writing, and all such notices and requests shall be (i) personally delivered to the party or a duly designated officer or representative of such party; or (ii) delivered to the office of such party, officer or representative during regular business hours; or (iii) delivered to the residence of such party, officer or representative; or (iv) if directed to the Lessee, delivered at the premises at any time; or (v) forwarded to such party, officer or representative at the office or residence address by registered or certified mail. The Lessee shall designate an office within the Port of New York District and an officer or representative whose regular place of business is at such office. Until further notice, the Port Authority hereby designates its Executive Director, and the Lessee designates the person named as representative on the first page hereof as their respective officers or representatives upon whom notices and requests may be served, and the Port Authority designates its office at One World Trade Center, New York, New York 10048, and the Lessee designates its office at its address stated on the first page hereof, as their respective offices where notices and requests may be served.

         (b) If any notice is mailed or delivered, the giving of such notice shall be complete upon receipt, or, in the event of a refusal by the addressee, upon the first tender of the notice to the addressee or at the permitted address. If any notice is sent by telegraph, the giving of such notice shall be complete upon receipt or, in the event of a refusal by the addressee, upon the first tender of the notice by the telegraph company to the addressee or at the address thereof.

Section 29.  Payments

         (a) All payments required of the Lessee by this Agreement shall be made at the office of the Treasurer of the Port Authority, One World Trade Center, New York, New York 10048, or to such other officer or address as may be substituted therefor.

         (b) No payment by the Lessee or receipt by the Port Authority of a lesser rental amount than that which is due and payable under the provisions of this Agreement at the time of such payment shall be deemed to be other than a payment on account of the earliest rental then due, nor shall any endorsement or statement on any check or in any letter accompanying any check or payment be deemed an accord and satisfaction, and the Port Authority may accept such check or payment without prejudicing in any way its right to recover the balance of such rental or to pursue any other remedy provided in this Agreement or by law.

Section 30.  Subrogation

         This Agreement and the letting hereunder are and shall be subject and subordinate to all mortgages which may now or hereafter affect the premises or the Facility, and to all renewals, modifications, consolidations, replacements and extensions thereof, and although the provisions of this Section shall be deemed to be self-operating and effective for all purposes without any further instrument on the part of the Lessee, the Lessee shall execute on demand and without expense to the Port Authority such further instruments confirmatory of the provisions of this Section as the Port Authority may request.

Section 31.  Quiet Enjoyment

         The Port Authority covenants and agrees that as long as it remains the owner of the Facility, the Lessee, upon paying all rentals hereunder and performing all the covenants, conditions and provisions of this Agreement on its part to be performed, shall and may peaceably and quietly have, hold and enjoy the premises free of any act or acts of the Port Authority except as expressly permitted in this Agreement.

Section 32.  Non-Liability of Individuals

         Neither the Commissions of the Port Authority nor any of them, not any officer, agent or employee thereof, shall be charged personally by the Lessee with any liability or held liable to it under any term or provision of this Agreement, or because of its execution or attempted execution, or because of any breach or attempted or alleged breach thereof.

Section 33.  Headings


         The section headings and the paragraph headings, if any, are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of any provision hereof.

Section 34.  Construction and Application of Terms

         (a) Wherever in this Agreement a third person singular neuter pronoun or adjective is used referred to the Lessee, the same shall be taken and understood to refer to the Lessee, regardless of the actual gender or number thereof.

         (b) Whenever in this Agreement the Lessee is placed under an obligation or covenants to do or to refrain from or is prohibited from doing, or is entitled or privileged to do, any act or thing, the following shall apply:

               (1) If the Lessee is a corporation, its obligations shall be performed or its rights or privileges shall be exercised only by its officers and employees; or

               (2) If the Lessee is an unincorporated association or a business or "Massachusetts" trust, the obligation shall be that of its members or trustees, as well as of itself, and shall be performed only by its members or trustees, and officers and employees, and the right or privilege shall be exercised only by its members or trustees, and its officers and employees; or

               (3) If the Lessee is a partnership, the obligation shall be that of its partners and shall be performed only by its partners and employees and the rights or privileges shall be exercised only by its partners and employees; or

               (4) If the Lessee is an individual, the obligations shall be that of himself (or herself) and shall be performed only by himself (or herself) and his (or her) employees and the right or privilege shall be exercised only by himself (or herself) and his (or her) employees.

               (5) None of the provisions of this paragraph (b) shall be taken to alter, amend or diminish any obligation of the Lessee assumed in relation to its invitees, customers, agents, representatives, contractors or other persons, firms or corporations doing business with it.

         (c) If more than one individual or other legal entity is the Lessee under this Agreement, each and every obligation hereof shall be the joint and several obligation of each such individual or other legal entity.


         (d) Unless otherwise stated in the Section of this Agreement entitled "Rights of User by the Lessee", the rights of user thereby granted to the Lessee with respect to the premises shall be exercised by the Lessee only for its own account and, without limiting the generality of the foregoing, shall not be exercised as agent, representative, factor, broker, forwarder, bailee, or consignee without legal title to the subject matter of the consignment.

         (e) The Lessee's representative, hereinbefore specified in this Agreement (or such substitute as the Lessee may hereafter designate in writing), shall have full authority to act for the Lessee in connection with this Agreement and any things done or to be done hereunder, and to execute on the Lessee's behalf any amendments or supplements to this Agreement or any extension thereof.

         (f) This Agreement does not constitute the Lessee, the agent or representative of the Port Authority for any purpose whatsoever.

         (g) All designations of time herein contained shall refer to the time-system then officially in effect in the municipality wherein the premises are located.

         (h) No greater rights or privileges with respect to the use of the premises or any part thereof or with respect to the Facility are granted or intended to be granted to the Lessee by this Agreement, or by any provision thereof, than the rights and privileges expressly granted hereby.

Section 35.  Definitions

         The following terms, when used in this Agreement, shall have the respective meanings given below:

         (a) "Letting" shall mean the letting under this Agreement for the original term stated herein, and shall include any extensions thereof which may be made pursuant to the provisions of this Agreement, or otherwise.

         (b) "World Trade Center" or "Facility" shall mean the building complex to be constructed by the Port Authority within the area in the Borough of Manhattan, City, County, and State of New York, bounded generally by the east side of Church Street on the east, the south side of Liberty Street and the south side of Liberty Street extended on the south, the Hudson River on the west, and on the north by a line beginning at the point of intersection of the Hudson Rider and the north side of Vesey Street extended, running along the north side of Vesey Street extended and the north side of Vesey Street to the west side of Washington Street, then along the west side of Washington Street to the north side of Barclay Street, then along the north side of Barclay Street to the east side of West Broadway, then along the east side of West Broadway to the north side of Vesey Street, then along the north side of Vesey Street to the east side of Church Street, together with such additional contiguous area as may be agreed upon from time to time between the Port Authority and the said City of New York;

         (c) The phrase "utility, mechanical, electrical, communication and other systems" shall mean and include (without limitation thereto) the following: machinery, engines, dynamos, boilers, elevators, escalators, incinerators and incinerator flues, systems for the supply of fuel, electricity, water, gas and steam, plumbing, heating, sewerage, drainage, ventilating, air conditioning, communications, fire-alarm, fire-protection, sprinkler, telephone, telegraph and other systems, fire hydrants, fire hoses, and their respective wires, mains, conduits, lines, tubes, pipes, equipment, motors, cables, fixtures and other equipment.

         (d) "Causes or conditions beyond the control of the Port Authority", shall mean and include acts of God, the elements, weather conditions, tides, earthquakes, settlements, fire, acts of governmental authority, war, shortage of labor or materials, acts of third parties for which the Port Authority is not responsible, injunctions, strikes, boycotts, picketing, slowdowns, work stoppages, labor troubles or disputes of every kind (including all those affecting the Port Authority, its contractors, suppliers or subcontractors) or any other condition or circumstances, whether similar to or different from the foregoing (it being agreed that the foregoing enumeration shall not limit or be characteristic of such conditions or circumstances) which is beyond the control of the Port Authority or which could not be prevented or remedied by reasonable effort and at reasonable expense.

         (e) "Holidays" or "legal holidays" shall mean and include the following days in each year: the first day of January, known as New Year's day; the twelfth day of February, known as Lincoln's birthday; the third Monday in February, known as Washington's birthday; the last Monday in May, known as Memorial day; the fourth day of July, known as Independence day; the first Monday in September, known as Labor day; the second Monday in October, known as Columbus day; the fourth Monday in October, known as Veterans' day; the fourth Thursday in November, known as Thanksgiving day; and the twenty-fifth day of December, known as Christmas day; and if any of such days is Sunday, the next day thereafter; and each general Election day in the State of New York; and such other or different days or dates as are declared "holidays" or

"legal holidays" under the laws of the State of New York or as may hereafter be so declared.

         (f) "Normal business hours", shall mean 8:00 o'clock A.M. to 6:00 o'clock P.M. Mondays to Fridays inclusive, legal holidays excepted.

Section 36.  Force Majeure

         (a) The Port Authority shall not be liable for any failure, delay or interruption in performing its obligations hereunder due to causes or conditions beyond the control of the Port Authority. Further, the Port Authority shall not be liable unless the failure, delay or interruption shall result from failure on the part of the Port Authority to use reasonable care to prevent or reasonable efforts to cure such failure, delay or interruption.

         (b) No abatement, diminution or reduction of the rent or other charges payable by the Lessee, shall be claimed by or allowed to the Lessee for any inconvenience, interruption, cessation or loss of business or other loss caused, directly or indirectly, by any present or future laws, rules, requirements, orders, directions, ordinances or regulations of the United States of America, or of the state, county or city governments, or of any other municipal, governmental or lawful authority whatsoever, or by priorities, rationing or curtailment of labor or materials, or by war or any matter or thing resulting therefrom, or by any other cause or condition beyond the control of the Port Authority, nor shall this Agreement be affected by any such causes or conditions.


Section 37.  Premises

         (a) The Lessee acknowledges that it has not relied upon any representation or statement of the Port Authority or its Commissioners, officers, employees or agents as to the suitability of the premises for the operations permitted on the premises by this Agreement. Without limiting any obligation of the Lessee to commence operations hereunder at the time and in the manner stated elsewhere in this Agreement, the Lessee agrees that no portion of the premises will be used initially or at any time during the letting which is in a condition unsafe or improper for the conduct of the Lessee's operations hereunder so that there is a possibility of injury or damage to life or property. For all purposes of this Agreement the premises hereunder (notwithstanding any statement elsewhere in this Agreement of any rule for the measurement of the area hereof) shall be deemed to include all of the enclosing partitions, and the adjacent exterior building walls and glass to and including the exterior surface thereof.

         (b) The Port Authority may by written authorization allow the Lessee to enter into the possession of the premises prior to the date specified in the Section of this Agreement entitled "Term" as the commencement of the term of the letting, solely for the purpose of moving personal property of the Lessee into the premises and of installing fixtures. If the lessee receives such written authorizations, the Lessee shall use and occupy the premises in accordance with and subject to all the terms, covenants, conditions and provisions of this Agreement other than those relating to payment of rent and rights of user and except as may be expressly provided otherwise by the written authorization.


Section 38.  Governmental Compliance

         In the event that all or any portion of the premises is required by the Port Authority to comply with any present or future governmental law, rule, regulation, requirement, order or direction, the Port Authority shall give the Lessee notice that all or any such portion of the premises is so required and the Lessee shall deliver all or any such portion of the premises so required on the date specified in such notice and, if the Lessee does not so deliver, the Port Authority may take the same. No such taking or delivery shall be or be construed to be an eviction of the Lessee or a breach of this Agreement. In the event that the Lessee has received a notice hereunder it shall deliver all or any such portion of the premises so required in the same condition as that required hereunder for the delivery of the premises on the cessation of the letting. In the event of the taking or delivery of all the premises, this Agreement and the letting hereunder shall on the day of such taking or delivery cease and expire as if that day were the date, originally stated herein for the expiration of this Agreement; and, in the event of the taking or delivery of any portion of the premises, then, from and after such taking or delivery, such portion of the premises shall cease to be a part of the premises hereunder. There shall be an abatement of the rental in the event of any such taking or delivery of a portion of the premises as provided in the Section of this Agreement entitled "Abatement of Rental".

Section 39.  Services and Utilities

         (a) Subject to all the terms and provisions of this Agreement, the Port Authority will furnish without additional charge to the Lessee the following:

               (1) Heat, ventilation and air cooling to maintain in the premises an even and comfortable working temperature during normal business hours;

               (2) To the extent that the Lessee's consumption does not exceed the capacity of feeders, risers or wiring in the premises or Facility, electricity, during normal business hours, in reasonable quantities solely for illumination, by which is meant the energizing of fluorescent and incandescent bulbs (to be supplied, paid for and installed by the Lessee), and for the operation of such machines and equipment as the Port Authority may consent to in advance; and

         (b) Unless the premises contain toilet and washroom facilities, the Port Authority shall, without additional charge, furnish non-exclusive toilet and washroom facilities for the employees of the Lessee.

         (c) The Port Authority will supply services in the premises as described in Schedule B attached hereto and hereby made a part hereof.

         (d) If the Lessee, in accordance with the Section of this Agreement entitled "Construction by the Lessee" or otherwise, erects any partitions or makes any improvements which stop, hinder, obstruct or interfere with the cooling of the air or the heating of the premises, or if the Lessee shall fail to close and keep closed the window coverings when the sun is shining on the windows of the premises, then no such action by the Lessee shall impose any obligations on the Port Authority to install facilities, fixtures or equipment for air-cooling or for heating additional to those existing or presently contemplated or to increase the capacity or output of initially existing facilities, equipment or fixtures and the Lessee shall not in any such event be relieved of any of its obligation hereunder because a comfortable temperature is not maintained. No consent given by the Port Authority to the erection of partitions or the making of any improvements shall be or be deemed to be a representation that the work consented to will not stop, hinder, obstruct or interfere with either the cooling of the air or heating of the premises or any portion thereof. It is hereby understood further that the installation by the Lessee of any equipment which itself requires air cooling or which requires additional quantities of air cooling at the portion of the premises where such equipment is installed, or the concentration in any portion of the premises of such a number of people so as to require additional quantities of air cooling, shall not impose any obligation on the Port Authority to install facilities, fixtures and equipment for air cooling additional to those initially existing, or to increase the capacity or output of initially existing facilities, equipment or fixtures and the Lessee shall not in any event be relieved of any of its obligations hereunder.

         (e) The Lessee shall keep closed all entrance doors and all windows in the premises except that doors may be opened when required for ingress or egress. The Lessee shall not otherwise waste or dissipate the air cooling or heating services. Without otherwise affecting the Port Authority's rights or remedies in the event of any breach by the Lessee of its obligations under this Agreement, the Port Authority shall have the right to discontinue or reduce the said heating or air-cooling service during any period of such waste or dissipation and any failure of the Port Authority to supply any such service under such condition shall not affect any of the Lessee's obligations under this Agreement.

         (f) If any federal, state, municipal or other governmental body, authority or agency or any public utility assesses, levies, imposes, makes or increases any charge, fee or rent on the Port Authority for any service, system or utility now or in the future supplied to or available to the premises or to any occupants or users thereof or to the structure or building of which the premises form a part (including but not limited to any sewer rent or charge for the use of sewer systems), the Lessee shall, at the option of the Port Authority exercised at any time and from time to time by notice to the

Lessee, pay, in accordance with said notice, such charge, fee or rent or increase thereof (or the portion thereof allocated by the Port Authority to the premises or the Lessee's operations hereunder) either directly to the governmental body, authority or agency or to the public utility or directly to the Port Authority.

         (g) The Port Authority shall have the right to discontinue temporarily the supply of any of the above services when necessary or desirable in the opinion of the Port Authority in order to make any repairs, alterations, changes or improvements in the premises or elsewhere in the Facility including but not limited to all systems for the supply of services.

         (h) No failure, delay, interruption or reduction in any service or services shall be or shall be construed to be an eviction of the Lessee, shall be grounds for any diminution or abatement of the rentals payable hereunder, or shall constitute grounds for any claim by the Lessee for damages, consequential or otherwise, unless due to the negligent acts of the Port Authority, its employees or agents. The Lessee shall not be entitled to receive any service or services during any period during which the Lessee shall be in default under any of the provisions of this Agreement.

         (i) The Port Authority shall be under no obligation to supply any service or services if and to the extent and during any period that the supplying of any such service or services or the use of any component necessary therefor shall be prohibited or rationed by any federal, state or municipal law, rule, regulation, requirement, order or direction and if the Port Authority deems it in the public interest to comply therewith, even though such law, rule, regulation, requirement, order or direction may not be mandatory on the Port Authority as a public agency.

         (j) The Port Authority shall have no obligations or responsibility with respect to the performance of any services or providing, supplying or furnishing to the Lessee of any utilities or services whatsoever except as expressly provided in this Section.

Section 40.  Additional Services

         (a) From and after the commencement by the Lessee of the business operations in the premises permitted under Section 3, the Port Authority will furnish to the Lessee in the premises, for operation of the equipment comprising special air cooling facilities installed by the Lessee, condenser water sufficient for a rated capacity of seventy (70) tons, and the Lessee agrees to pay to the Port Authority for such condenser water an annual charge at the rate of Seventy-five Thousand Seven Hundred Thirty-seven Dollars and Ninety Cents ($75,737.90), such payment to be made by the Lessee to the Port Authority regardless of whether the Lessee takes none or a portion only of such condenser water. If the Lessee requires additional quantities of condenser water for use in its air cooling equipment, and provided the Port Authority has additional quantities available to furnish to the Lessee, the Port Authority will furnish the same and the Lessee shall pay to the Port Authority for such additional condenser water an annual charge at the rate of One Thousand Eighty-one Dollars and Ninety-seven Cents ($1,081.97) per ton of the rated cooling capacity of the Lessee's equipment requiring such additional condenser water as determined by the Port Authority, such payment to be made by the Lessee to the Port Authority regardless of whether the Lessee takes none or a portion only of such additional condenser water. The parties hereto acknowledge that the rated capacity of the Lessee's equipment is eighty (80) tons. In the event of any changes made in the Lessee's air cooling equipment or the installation thereof, the Lessee shall supply to the Port Authority such certifications of rated capacity as the Port Authority shall request, including certifications of third parties. The annual charge for condenser water, together with the annual charge for additional condenser water, shall be payable by the Lessee in advance in equal monthly installments and shall be payable at the same time, in the same manner and shall be recoverable with like remedies as if it were a part of the basic rental reserved under this Agreement.

         (b) The charges for condenser water stated in paragraph (a) above shall be subject to increase from time to time as follows: "Wage rate" as used in this paragraph shall mean the hourly straight time wage rate for Engineers as that wage rate is established from time to time by collective bargaining agreement between the Realty Advisory Board on Labor Relations, Incorporated, acting on behalf of various building owners and Local 94 of the International Union of Operating Engineers, AFL-CIO, and "basic wage rate" shall mean the wage rate in effect on January 1, 1992. From and after each wage rate established from and after January 1, 1992, the Lessee shall pay annual charges in addition to the charges for condenser water and additional condenser water stated in paragraph
(a) above, such additional charge for condenser water to be at an annual rate of One Hundred Seventy-five Dollars and No Cents ($175.00) for each one percent (1%), or major fraction thereof, that the wage rate so established exceeds the basic wage rate and such additional annual charge for additional condenser water shall be at an annual rate per ton equal to $2.50 for each one percent (1%), or major fraction thereof, that the wage rate so established exceeds the basic wage rate. If either the Realty Advisory Board on Labor Relations, Incorporated, or Local 94 of the International Union of Operating Engineers, AFL-CIO, shall cease to exist or a collective bargaining agreement shall cease to be negotiated between the Realty Advisory Board on Labor Relations, Incorporated and Local 94 of the International Union of Operating Engineers, AFL-CIO, then the wage rate to be used for computing increases in the said charge shall be the wage rate for Engineers established under such collective bargaining agreements as the Port Authority shall select. If the job classification "Engineers" shall be renamed or abolished, then the Port Authority will select the job classification performing substantially the same labor functions as Engineers and the wage rate of the job classification so selected shall be used in computing increases in the charges provided for herein.

         (c) The furnishing of condenser water and additional condenser water by the Port Authority as provided for herein shall be subject to all of the terms, provisions and conditions of Section 42 of this Agreement. Notwithstanding that the Port Authority is obligated to furnish condenser water as provided in paragraph (a) hereof, the Port Authority shall have no responsibility whatsoever for conditioning or cooling the air in that area of the premises served by the air cooling equipment installed by the Lessee nor for the maintenance therein of any specified temperature or comfort level, but nothing set forth herein shall relieve the Port Authority of its obligation to provide ventilation and air cooling in accordance with and subject to the provisions of Schedule D attached hereto and hereby made a part hereof. The Lessee shall and does hereby release the Port Authority from, and shall indemnify the Port Authority against, any and all claims and demands, losses or damages (including but not limited to any such occurring to any data processing or other equipment located in the premises or to any work product thereof) arising or resulting from the failure to maintain a proper temperature or air quality in the premises and regardless of whether the same is due to the acts or omissions of the Port Authority, the Lessee or of others, unless such failure is due to the negligent acts of the Port Authority.

Section 41.  Rental Obligations

         (a) The Lessee shall pay to the Port Authority a basic rental for the premises as follows:

               (i) During the period from and after the commencement date of the term of the letting hereunder through September 10, 1997, the Lessee shall pay a basic rental at the rate of Nine Hundred Fifteen Thousand Sixty Dollars and No Cents ($915,060.00) per annum, as follows: in the sum of Twelve Thousand Seven Hundred Nine Dollars and No Cents ($12,709.00) on July 27, 1993 and in advance in equal monthly installments in the amount of Seventy-six Thousand Two Hundred Fifty-five Dollars and No Cents ($76,255.00) on August 1, 1993 and on the first day of each calendar month thereafter through September 10, 1997, provided however that notwithstanding the foregoing, for the period from and after September 1, 1997 through and including September 10, 1997, the Lessee shall pay to the Port Authority the sum of Twenty-five Thousand Four Hundred Eighteen Dollars and No Cents ($25,418.00).

               (ii) During the period from and after September 11, 1997 through September 10, 2002 the Lessee shall pay a basic rental at the rate of Nine Hundred Seventy-nine Thousand Two Hundred Seventy-two Dollars and No Cents ($979,272.00) per annum, as follows: in the sum of Fifty-four Thousand Four Hundred Three Dollars and No Cents ($54,403.00) on September 11, 1997 and in advance in monthly installments of Eighty-one Thousand Six Hundred Six

          Dollars and No Cents ($81,606.00) each on October 1, 1997 and on the first day of each calendar month thereafter through September 10, 2002, provided however that notwithstanding the foregoing, for the period from and after September 1, 2002 through and including September 10, 2002, the Lessee shall pay to the Port Authority the sum of Twenty-seven Thousand Two Hundred Two Dollars and No Cents ($27,202.00).

               (iii) During the period from and after September 11, 2002 through the balance of the term of the letting under this Agreement, the Lessee shall pay a basic rental at the rate of One Million One Hundred Seventy-one Thousand Nine Hundred Eight Dollars and No Cents ($1,171,908.00) per annum, as follows: in the sum of Sixty-five Thousand One Hundred Six Dollars and No Cents ($65,106.00) on September 11, 2002 and in advance in monthly installments of Ninety-seven Thousand Six Hundred Fifty-nine Dollars and No Cents ($97,659.00) each on October 1, 2002 and on the first day of each calendar month thereafter throughout the balance of the term of the letting under this Agreement, provided however that notwithstanding the foregoing, for the period from and after September 1, 2007 through the balance of the term of the letting under this Agreement the Lessee shall pay to the Port Authority the sum of Thirty-two Thousand Five Hundred Fifty-three Dollars and No Cents ($32,553.00).

         (b) If the expiration or termination date of the letting under this Agreement is other than the last day of a calendar month, the basic rental for the portion of the last calendar month during which the letting under this Agreement is in effect shall be the amount of the monthly installment applicable to that calendar month multiplied by a fraction the numerator of which shall be the number of days the letting is in effect in that calendar month and the denominator of which shall be the number of days in that calendar month.

         (c) The provisions of paragraph (b) of Section 4 were deleted in their entirety.

Section 42.  Liability Insurance

         (a) The Lessee in its own name as assured shall secure and pay the premium on a policy of comprehensive general liability insurance including a contractual liability endorsement for such coverage as may be stipulated by the Port Authority covering the Lessee's operations hereunder which shall be effective throughout the letting under this Agreement and shall be in a combined single limit of not less than $2,000,000 for liability for bodily injury, for wrongful death and for property damage arising from any one occurrence.

         (b) The Port Authority shall be included as an additional insured in any policy of liability insurance required by this Section.

         (c) As to any insurance required by this Section, a certified copy of each of the policies or a certificate or certificates evidencing the existence thereof, or binders, shall be delivered to the Port Authority within twenty (20) days prior to the commencement date of the letting hereunder. In the event any binder is delivered, it shall be replaced within thirty (30) days by a certified copy of the policy or a certificate. Each such copy or certificate shall contain a valid provision or endorsement that the policy may not be canceled, terminated, changed or modified, without giving ten (10) days written advance notice thereof to the Port Authority. A renewal policy shall be delivered to the Port Authority at least fifteen (15) days prior to the expiration date of each expiring policy, except for any policy expiring after the date of expiration of the letting. If at any time any of the policies shall be or become unsatisfactory to the Port Authority as to form or substance (the Port Authority hereby agreeing not to act arbitrarily in making such determination), or if any of the carriers issuing such policies shall be or become unsatisfactory to the Port Authority, the Lessee shall promptly obtain a new and satisfactory policy in replacement.

         (d) Each policy of insurance required by this Section shall contain a provision that the insurer shall not without obtaining express advance permission from the General Counsel of the Port Authority, raise any defense involving in any way the jurisdiction of the tribunal over the person of the Port Authority, the immunity of the Port Authority, its Commissioners, officers, agents or employees, the governmental nature of the Port Authority or the provisions of any statutes respecting suits against the Port Authority.

Section 43.  Electricity

         (a) Subject to all the terms, provisions and conditions of Section 42(f), (g), (h) and (i) of this Agreement, and notwithstanding the provisions of
Section 42(a)(2) of this Agreement, and to the extent that the Lessee's consumption does not exceed the capacity of feeders, risers or wiring in the building of which the premises is a part or in the premises (it being the Lessee's sole responsibility for designing and constructing distribution systems for the premises), the Port Authority will supply to the Lessee electricity solely for illumination by which is meant the energizing of fluorescent and incandescent bulbs (to be supplied, paid for and installed by the Lessee) and for the operation of such machines and equipment as the Port Authority may consent to in advance and the Lessee shall pay for the same in accordance with the following provisions of this Section. The total electrical capacity to be provided by the Port Authority to the premises shall be as set forth in Schedule D attached hereto and hereby made a part hereof. The quantity of all electricity supplied to the Lessee shall be measured by a meter or meters furnished by the Port Authority for that purpose (such meter or meters to be installed by the Lessee at its sole cost and expense), and in the event any such meter fails to record such, the quantity of electricity so supplied during any period that a meter is out of service will be considered to be the same as the quantity supplied during a like period either immediately before or immediately after such interruption as selected by the Port Authority. The quantity of such electricity shall be paid for by the Lessee at the greater of the following rates:

               (1) the rates (including the fuel or other adjustment factor, if any) which the Lessee, under the service classification then applicable to the Lessee, would be required to pay for the same quantity of electricity to be used for the same purpose under the same conditions if the Lessee had purchased such electricity directly from the public utility company supplying the same to commercial buildings in the vicinity; or

               (2) the Port Authority's cost of obtaining and supplying the same quantity of electricity.

The Lessee shall pay the cost of such consumption and demand for each such billing period to the Port Authority upon demand therefor and the same shall be deemed additional rental collectible in the same manner and with like remedies as if it were a part of the basic rental reserved hereunder.

         (b) Notwithstanding that the Port Authority has agreed to supply electricity to the Lessee, the Port Authority shall be under no obligation to provide or continue such service if the Port Authority is prevented by law, agreement or otherwise from submetering electricity as hereinabove set forth or elects not to so submeter the same and in any such event the Lessee shall make all arrangements and conversions necessary to obtain electricity directly from the public utility company supplying electricity in the vicinity. Also, in such event, the Lessee shall perform the construction necessary for such conversion and if any lines or equipment of the Port Authority are with the consent of the Port Authority used therefor, the Port Authority may make an appropriate charge therefor to the Lessee based on its costs and expenses for the said lines and equipment.

Section 44.  Late Charges

         If the Lessee should fail to pay any amount required under this Agreement when due to the Port Authority, including without limitation any payment of basic or other rental or any payment of utility or other charges or if any such amount is found to be due as the result of an audit, then, in such event, the Port Authority may impose (by statement, bill or otherwise) a late charge with respect to each such unpaid amount for each late charge period (hereinbelow described) during the entirety of which* such amount remains unpaid, each such late charge not to exceed an amount equal to eight-tenths of one percent of such unpaid amount for each late charge period. There shall be


----------------------------
*    such late charge period
twenty-four late charge periods on a calendar year basis; each late charge period shall be for a period of at least fifteen (15) calendar days except one late charge period each calendar year may be for a period of less than fifteen (but not less than thirteen) calendar days. Without limiting the generality of the foregoing, late charge periods in the case of amounts found to have been owing to the Port Authority as the result of Port Authority audit findings shall consist of each late charge period following the date the unpaid amount should have been paid under this Agreement. Each late charge shall be payable immediately upon demand made at any time therefor by the Port Authority. No acceptance by the Port Authority of payment of any unpaid amount or of any unpaid late charge amount shall be deemed a waiver of the right of the Port Authority to payment of any late charge or late charges payable under the provisions of this Section with respect to such unpaid amount. Each late charge shall be recoverable by the Port Authority in the same manner and with like remedies as if it were originally a part of the basic rental as set forth in the section of this Agreement entitled "Basic Rental". Nothing in this Section is intended to, or shall be deemed to, affect, alter, modify or diminish in any way
(i) any rights of the Port Authority under this Agreement, including without limitation the Port Authority's rights set forth in the section of this Agreement entitled "Termination" or (ii) any obligations of the Lessee under this Agreement. In the event that any late charge imposed pursuant to this Section shall exceed a legal maximum applicable to such late charge, then, in such event, each such late charge payable under this Agreement shall be payable instead at such legal maximum. For purposes of this Section only, any payment required under this Agreement the amount of which cannot be known by the Lessee until the Port Authority notifies the Lessee thereof, including, without limitation thereto, amounts found to have been owing to the Port Authority as the result of Port Authority audit findings, shall not be deemed due to the Port Authority until such notice has been given.

Section 45.  Finishes To Be Provided By The Lessee

         (a) The Lessee has thoroughly examined and inspected the premises and has found the same to be in good order and repair and suitable for the Lessee's operations hereunder and agrees to take the premises in the condition it is in when vacated by the occupant thereof and turned over to the Lessee by the Port Authority, and the Port Authority shall have no obligation hereunder for finishing work or preparation of the premises for the Lessee's use except that the Port Authority, through its employees, agents, representatives, contractors and subcontractors, shall install a peripheral loop fire protection sprinkler main serving the floor on which the premises is located and shall also refinish the public corridors, the passenger elevator lobby and the bathrooms on the said floor, which refinishing work shall include the installation of building standard wall coverings, ceilings, floor covering and bathroom finishes conforming in materials, style and workmanship with the aforesaid installations customarily found on other multiple-tenant floors in the Facility, and except further that the Port Authority shall remove and replace or cause to be removed and replaced from building structural steel members above the dropped ceilings in the premises friable asbestos-containing materials as defined in the guidelines established by the United States Environmental Agency ("USEPA") and set forth in the USEPA publication entitled "Guidance for Controlling Asbestos-Containing Materials in Buildings" (EPA 560/5-85-024, June
1985), provided that such friable asbestos-containing materials have not been installed by or for the Lessee, and provided further that, in addition to all other rights of entry reserved to the Port Authority under this Agreement, the Lessee expressly provides the Port Authority with access to the premises for such removal and replacement work. The Lessee shall not do anything during the term of the letting of the premises which may involve or affect any asbestos-containing materials which may be or may be found to be present in the premises except in accordance with any law, rule, regulation, requirement, order or direction of any governmental authority applicable thereto or which would be applicable if the building of which the premises are a part were under private ownership. The Lessee agrees to perform at its sole cost and expense all construction and installation work that it may require to finish off and decorate the premises, including the installation of non-asbestos-containing spray-on fireproofing material in those areas on the underside of the floor slab immediately above the floor on which the premises is located where fireproofing material is missing (the said fireproofing material installation work being hereinafter referred to as the "Additional Work"). In addition, if the Lessee so elects and if all applicable laws, rules, regulations, orders and directions so allow, the Lessee, at its cost and expense and in conjunction with its construction and installation work in the premises, may convert one of the present women's public bathrooms located on the floor on which the premises is located into a men's public bathroom which shall include the installation of urinals and all related plumbing and construction work. In the event the Lessee so elects to convert a women's public bathroom into a men's public bathroom, the Port Authority, solely in connection with such initial conversion work, shall refinish the said converted bathroom in building standard finishes, as provided above. The Lessee has furnished information to the Port Authority regarding the gender composition of its current work force and hereby represents and warrants that such information is complete and accurate. Notwithstanding the above-stated permission granted to the Lessee to perform the aforesaid bathroom conversion work, the Lessee shall be required, at any time during the term of the letting hereunder and at its sole cost and expense, to re-convert the said converted men's public bathroom into a women's public bathroom within a period of not more than ninety (90) days following the date of its receipt of demand therefor from the Port Authority if any applicable laws, rules, regulations orders or directions, including but not limited to any rules, regulations, orders or directions set forth in the New York City Building Code (the applicability of same to be determined as if the Port Authority were a private corporation), require a women's public bathroom facility on the floor on which the premises is located in addition to the existing women's public bathroom. In connection with the foregoing, the Lessee agrees to furnish to the Port Authority, from time-to-time and upon request, a statement certified by a responsible officer of the Lessee confirming the gender composition of its then current work force, and the Lessee shall also furnish to the Port Authority, upon request therefor, any additional information to enable the Port Authority to determine whether any such re-conversion work is necessary. In the event such reconversion work is required by applicable law or otherwise in accordance with the provisions hereof and the Lessee fails to perform such work within the aforesaid ninety (90) day period, the Port Authority may itself perform such reconversion work and the cost thereof shall be and become additional rental recoverable by the Port Authority in accordance with the provisions of Section 15 of this Agreement. The requirement herein that the Lessee shall conform to the requirements of any applicable laws, rules, regulations, orders or directions, including but not limited to any rules, regulations, orders or directions of the New York City Building Code with respect to the need to perform such reconversion work shall not be or be deemed to be a recognition by the Port Authority that the New York City Building Code is applicable to the World Trade Center or to any other facilities owned or operated by the Port Authority or that the Port Authority is required by any law, rule, regulation, order or direction to conform to or comply with the New York City Building Code. Without limiting the generality of the foregoing, the Lessee acknowledges that facilities for heat, ventilation and air cooling have heretofore been installed in the premises pursuant to a certain design configuration, and notwithstanding the provisions of Section 42 of this Agreement the Port Authority makes no representations that such heat, ventilation and air-cooling shall maintain in the premises an even and comfortable working temperature, and in the event any alteration to such facilities shall be required in order to maintain an even and comfortable working temperature the cost of the same shall be bome by the Lessee. Subject to the foregoing, the Port Authority represents that the design criteria and capacity of the heat, ventilation and air cooling system available to the Lessee are as set forth in Schedule D attached hereto. The Lessee shall submit to the Port Authority for its approval a construction application in the form supplied by the Port Authority and containing such terms and conditions as the Port Authority may include setting forth in detail and by appropriate plans and specifications the construction and installation work proposed by the Lessee to finish off and decorate the premises and the manner of and time periods for performing the same, including, without limitation thereto, the Additional Work and also including plans and specifications for any public bathroom conversion work undertaken by the Lessee in accordance with the provisions of this Section. The data to be supplied by the Lessee shall describe in detail the fixtures, equipment and systems to be installed by the Lessee including those for the emission, handling and distribution of heat, air conditioning, domestic hot and cold water and electrical and other systems and shall show the proposed method of tying in the same to the utility lines or connections provided by the Port Authority either on or off the premises. The Lessee shall be responsible for retaining all architectural, engineering and other technical consultants and services as may be required by the Port Authority and for developing, completing and submitting detailed plans and specifications for the work. The plans and specifications to be submitted by the Lessee to the Port Authority shall bear the seal of a qualified architect or professional engineer and shall be in sufficient detail for a contractor to perform the work. The Lessee shall not engage any contractor or permit the use of any subcontractor unless and until each such contractor or
subcontractor shall have been approved by the Port Authority. The Lessee shall include in each such contract or subcontract such provisions as the Port Authority may approve or require including, without limitation thereto, provisions regarding labor harmony. The Port Authority shall review the construction application and all plans and specifications furnished by the Lessee with respect to the premises and any public bathroom conversion work proposed to be undertaken by the Lessee and will forward its comments on the same to the Lessee within twenty (20) business days after its receipt thereof provided that such plans and specifications cover all of the construction and installation work necessary to finish off and decorate the premises (including the work required for the conversion of a public bathroom if the Lessee elects to perform such work), and will review and comment on any corrected, modified or amended plans and specifications resubmitted to the Port Authority by the Lessee within ten (10) business days after receipt of any such resubmission. If the sum of the number of business days actually required by the Port Authority for the review of each submission and resubmission of the Lessee's plans and specifications as referred to in this paragraph shall be in excess of the sum of the number of business days allocated to each review of the Lessee's submission and resubmission of its plans and specifications (as referred to in this paragraph), there shall be no postponement of the date fixed in paragraph (a) of
Section 44 of this Agreement for the commencement of payment of basic rental, but upon completion of the construction and installation work to be performed by the Lessee hereunder, the Lessee shall be entitled to a credit against its basic rental obligations next becoming due under this Agreement in an amount which shall be equal to the product obtained by multiplying the number of such excess business days by the sum of Two Thousand Five Hundred Seven Dollars and No Cents ($2,507.00). The Lessee hereby expressly agrees that such rental credit shall be the sole remedy available to the Lessee in the event the Port Authority fails, within the time periods provided, to respond to the Lessee's submission or resubmission of its construction application and plans and specifications. The Lessee hereby assumes the risk of loss or damage to all of the construction and installation work prior to the completion thereof and the risk of loss or damage to all property of the Port Authority arising out of or in connection with the performance of the construction and installation work. In the event of such loss or damage, the Lessee shall forthwith repair, replace and make good the construction and installation work and the property of the Port Authority without cost or expense to the Port Authority. The Lessee shall itself and shall also require its contractors to indemnify and hold harmless the Port Authority, its Commissioners, officers, agents and employees from and against all claims and demands, just or unjust, of third persons (including employees, officers and agents of the Port Authority) arising or alleged to arise out of the performance of the Lessee's construction and installation work and for all expenses, including without limitation thereto legal expenses, incurred by it and by them in the defense, settlement or satisfaction thereof, including without limitation thereto, claims and demands for death, for personal injury or for property damage, direct or consequential, whether they arise from the acts or omissions of the Lessee, of any contractors of the Lessee, of the Port Authority, or of third persons, or from acts of God or of the public enemy, or otherwise, excepting only claims and demands which result solely from affirmative willful or solely from negligent acts done by the Port Authority, its Commissioners, officers, agents and employees with respect to the construction and installation work, provided, however, that the Lessee shall not be required to indemnify the Port Authority where such indemnity would be precluded pursuant to the provisions of Section 5-322.1 of the General Obligations Law of the State of New York. The Lessee shall, and shall cause each of its contractors and subcontractors to obtain and maintain in force such insurance coverage, including without limitation a contractual liability endorsement covering the obligations assumed by the Lessee in the three preceding sentences. All work to be performed by the Lessee hereunder shall be completed in accordance with the said construction application and final plans and specifications approved by the Port Authority, shall be subject to inspection by the Port Authority during the progress of the work and after the completion thereof and the Lessee shall redo or replace at its own expense any work not done in accordance therewith. Upon completion of the construction and installation work to be performed by the Lessee pursuant to the construction application the Lessee shall deliver to the Port Authority a certificate by an authorized officer of the Lessee and a certificate by the Lessee's qualified architect or professional engineer, each certifying that the construction and installation work has been performed strictly in accordance with the construction application and the final plans and specifications approved by the Port Authority and the provisions of this Agreement and in compliance with all applicable governmental laws, ordinances, enactments, resolutions, rules, regulations and orders. The Port Authority shall inspect the construction and installation work and if the same has been completed as certified by the Lessee and such architect or engineer, the Port Authority's General Manager, Planning, Design and Construction, World Trade Department, shall so certify to the Port Authority and to the Lessee, subject to the condition that all risks thereafter with respect to the construction and installation work and any liability therefor for negligence or other reason shall be borne by the Lessee. The Lessee shall not use or permit the use of the premises or any portion thereof for any purpose whatsoever until such certification is received from said General Manager, Planning, Design and Construction and the Lessee shall not use or permit the use of the premises or any portion thereof even if such certification is received with respect to a portion of the construction and installation work if said General Manager, Planning, Design and Construction states in any such certification that the premises cannot be used until other specified portions of the construction and installation work are completed. Upon completion of the work the Lessee shall supply the Port Authority with "as built" drawings in form and number requested by the Port Authority. "Business days" as used herein shall mean Mondays to Fridays, inclusive, legal holidays excepted.

         (b) No construction or installation work shall be commenced by the

Lessee until the commencement of the term of the letting under this Agreement and until the construction application and plans and specifications referred to in paragraph (a) above have been finally approved by the Port Authority. In the event of any inconsistency between the provisions of this Agreement and the construction application, the provisions of this Agreement shall control.

         (c) The Lessee shall be solely responsible for the plans and specifications used by it, and for the adequacy and sufficiency of such plans and specifications and all the improvements depicted thereon or covered thereby, regardless of the consent thereto or approval thereof by the Port Authority or the incorporation therein of any Port Authority requirements or recommendations. The Port Authority shall have no obligations or liabilities in connection with the performance of the work performed by the Lessee or on its behalf or the contracts for the performance thereof entered into by the Lessee. The Lessee shall undertake reasonable efforts to assure that any warranties extended or available to the Lessee in connection with the aforesaid work shall be for the benefit of the Port Authority as well as the Lessee.

         (d) Without limiting or affecting any other term or provision of this Agreement, the Lessee shall be solely responsible for the design, adequacy and operation of all utility, mechanical, electrical, communications and other systems installed by the Lessee in the premises and shall do all preventive maintenance and make all repairs, replacements, rebuilding and painting necessary to keep such systems and all other improvements, additions and fixtures, finishes and decorations made or installed by the Lessee (whether the same involves structural or non-structural work) in the condition they were in when made or installed except for reasonable wear which does not adversely affect the watertight condition or structural integrity of the building or adversely affect the efficient or proper utilization or appearance of any part of the premises.

         (e) Title to and property in the construction and installation work and to all fixtures, equipment and systems (other than trade fixtures and personal property and the Lessee's telecommunications system) installed pursuant to this Section and any replacement or replacements thereof shall vest in the Port Authority upon the construction, installation or replacement thereof and the Lessee shall execute such necessary documents confirming the same as the Port Authority may require.

         (f) The Port Authority will pay to the Lessee an amount equal to the lesser of (1) the cost of the construction and installation work performed in the premises and the cost of any initial conversion work in the existing women's public bathroom undertaken by the Lessee pursuant to the provisions of this Section, but excluding therefrom the cost of the Additional Work, or (2) the sum of One Million Two Hundred Eighty-four Thousand Two Hundred Eighty Dollars and

No Cents ($1,284,280.00), such lesser amount being hereinafter called the "Lessee's Finishing Allowance", and, notwithstanding anything to the contrary set forth in paragraph (a) of this Section, shall also pay to the Lessee the negotiated sum of Two Thousand Two Hundred Fifty Dollars and No Cents ($2,250.00) as and for the cost of the Additional Work. In no event shall the amount to be paid to the Lessee for the Additional Work be included in the Lessee's Finishing Allowance. "Cost" as used herein shall mean the sum of the following amounts paid by the Lessee for performance of its construction and installation work in the premises and the cost of any initial conversion work in the existing women's public bathroom: (i) direct labor and material costs, (ii) contract costs for the purchase and installation of fixtures, equipment and other finishing and decorating work excluding those types mentioned of contract costs covered in the following subdivision (iii) and (iii) engineering, architectural and planning and design fees which, taken together, do not exceed twenty (20%) of the amount described in subdivisions (i) and (ii) of this sentence. The Lessee's Finishing

Allowance will be paid to the Lessee as follows: on or about the 10th day of the calendar month following the calendar month in which the Lessee commences the construction and installation work in the premises pursuant to the provisions of this Section and on the 10th day of each calendar month thereafter during the period of performance of such construction and installation work the Lessee shall deliver a certificate to the Port Authority signed by a responsible fiscal officer of the Lessee which shall certify the amount of the payments made by the Lessee which are properly includible in the Lessee's cost of performing the construction and installation work (excluding the Additional Work) during the preceding calendar month, each such certificate to set forth the total cumulative payments constituting the Lessee's cost made by the Lessee from the commencement of the construction and installation work to the date of the certificate and each such certificate to also contain a certification by the Lessee that the portion of the Lessee's construction and installation work performed by the Lessee since the last such certificate and covered by such certificate has been performed strictly in accordance with the terms of this Agreement and the construction application. Within 15 days after the delivery of each such certificate by the Lessee, the Port Authority shall pay to the Lessee the amount constituting the Lessee's cost of performing the construction and installation work and paid by the Lessee during the preceding calendar month less ten percent (10%) thereof, provided that the total of such periodic payments made by the Port Authority shall not exceed ninety percent (90%) of the Lessee's Finishing Allowance. Upon completion of the construction and installation work in the premises to the satisfaction of the Port Authority's General Manager, Planning, Design and Construction, World Trade Department, and his certification thereof to the Port Authority and to the Lessee, the Port Authority will pay to the Lessee the amount so certified by the Lessee which shall be the final amount payable to the Lessee and shall equal the total of the ten percent (10%) deductions made in connection with all previous periodic payments less the amount of the Port Authority's periodic payments which a preliminary determination of the Lessee's cost discloses exceeds the Lessee's Finishing Allowance, such payment to be made within 15 days after such certification. Also, upon completion of all the construction and installation work to be performed by the Lessee pursuant to the provisions of this Section (including the Additional Work), the Lessee shall supply to the Port Authority a full statement of the cost thereof, certified by a responsible fiscal officer of the Lessee which shall itemize the cost of the Lessee's construction and installation work in the premises. After examination and approval of such certified statement and after such further examination of the records and books of account of the Lessee as the Port Authority may deem reasonable, the Port Authority will finally determine the cost of the construction and installation work performed in the premises (excluding the amount of the Additional Work) and if such final determination discloses that a part of the Lessee's Finishing Allowance remains unpaid the Port Authority will pay the same to the Lessee within fifteen (15) days after such final determination, and if the final determination discloses that the payments previously made exceed the Lessee's Finishing Allowance, the Lessee shall repay to the Port Authority the amount of such excess within fifteen (15) days after notice from the Port Authority of the amount thereof. Upon the final determination of the cost of the construction and installation work in the premises, and further upon the mutual agreement of the Lessee and the Port Authority with respect to the number of square feet in which fireproofing material has been installed by the Lessee, the Port Authority shall thereupon pay the Lessee the amount for such work calculated in accordance with the provisions of this paragraph (f). The Lessee shall permit the Port Authority by its agents, employees and representatives at all reasonable times prior to a final determination of cost to examine and audit the records and other documentation of the Lessee which pertain to and will substantiate the cost. In no event whatsoever shall cost, as defined and computed in this paragraph, include any expenses, outlays or charges whatsoever by or for the account of the Lessee for or in connection with any equipment or fixtures or the making of any finishing or decorating work unless such are actually and completely installed in and or made to the premises, nor shall cost include the cost of any equipment, fixture or improvement which is secured by liens, mortgages, other encumbrances or conditional bills of sale, nor shall cost include any payment made to organizations which are owned by or in common ownership with the Lessee.

Section 46.  Additional Provisions Relating to Assignment and Subletting

         (a) Notwithstanding the provisions of Section 19(a) of this Agreement, the Lessee shall have the right to assign this Agreement and the letting hereunder in its entirety to a corporation which directly or indirectly controls or is directly or indirectly controlled by the Lessee, or to a corporation which is directly or indirectly controlled by a corporation which directly controls the Lessee, and in the case of such indirect control, each of the corporate entities in the chain between the Lessee and the proposed assignee shall directly control or be directly controlled by the immediately adjacent corporate entity in such chain, or to a corporation into or with which the Lessee is merged or consolidated if all the conditions stated in subparagraph (k)(2) of
Section 54 of this Agreement are met and such assignment is required in connection with such merger or consolidation, provided however that nothing contained herein shall limit or affect the provisions of Section 7(h) in any way and any such assignee shall use the premises solely for the purposes set forth in Section 3 and for no other purpose whatsoever, and provided further however that such assignment shall not be effective until an agreement in the form annexed hereto as "Exhibit Y" has been executed by the Port Authority, the Lessee, and the proposed assignee, and the Port Authority's consent as herein stated shall be effective only as long as the proposed assignee maintains the above-described relationship to the Lessee. If such relationship is no longer in effect, the Port Authority shall have the right, in addition to all other rights and remedies under this Agreement, to revoke its said consent and the Lessee and assignee will immediately cause this Agreement and the letting hereunder to be reassigned to the Lessee.

         (b) Notwithstanding the provisions of Section 19(b) of this Agreement, the Lessee may, after the commencement of the letting, sublet portions of or all of the premises (but under no circumstances shall there be more than seven subtenants in the premises at any one time in addition to the Lessee, or eight subtenants in the premises at any one time if the Lessee no longer occupies space in the premises) provided that all of the following conditions precedent and requirements have been met or satisfied: (1) Each proposed subtenant shall, in the opinion of the Port Authority, be eligible, suitable and qualified as a World Trade Center tenant (such opinion not to be exercised arbitrarily by the Port Authority); (2) The rental payable by the subtenant to the Lessee for or in connection with its use or occupancy of the subleased space shall be not less than the rental charged by the Port Authority (taking into account any rental concession and finishing allowance) for comparable space having a comparable term on the date of such subletting, provided however that if (i) the term of any proposed subletting consists of the entire then-remaining balance of the term of the letting under this Agreement, less one day, and (ii) the conditions and requirements of subdivisions (1), (4) and (5) of this paragraph (b) have been met or satisfied, then, subject to the provisions of paragraph (g) of this
Section 49, the rental proposed to be paid to by such subtenant may be less than the rental charged by the Port Authority (taking into account any rental concession and finishing allowance) for comparable space for a comparable term;
(3) If the rental and any other consideration payable by the subtenant to the Lessee for or in connection with its use or occupancy of the subleased space shall be in excess of the rental rate provided for in this Agreement, the Lessee shall so notify the Port Authority and the Lessee shall pay fifty percent (50%) of such excess to the Port Authority as received, subject to the deductions referred to in paragraph (f) hereof; (4) The proposed subtenant is not a current occupant of the World Trade Center and has not been in discussion with the Port Authority toward its current or future occupancy for space in the World Trade

Center within a period of one hundred eighty (180) days immediately preceding the date the Lessee requests the consent of the Port Authority to such subletting; and (5) The Lessee, the subtenant and the Port Authority have executed the form of Consent to Sublease Agreement annexed to this Agreement and marked "Exhibit X".

         (c) Execution of the Consent to Sublease Agreement referred to in paragraph (b) above by the Port Authority and return thereof to the Lessee shall constitute the determination referred to in subdivision (1) of paragraph (b) above. The Lessee and subtenant shall present in advance all documents, information and other data which the Port Authority may reasonably require relating to the matters covered in subdivisions (1), (2), (3) and (4) of paragraph (b) above, and the subtenant shall supply during the continuance of any approved subletting such additional or current documents, information or other data as the Port Authority may from time to time reasonably require. The Port Authority shall execute the Consent to Sublease Agreement, or shall specify to the Lessee its reasons for refusing to do so, within a period of thirty (30) days following receipt by the Port Authority of a written sublease agreement fully executed by the Lessee and a proposed subtenant and any other documents, information and data reasonably required by the Port Authority with respect to such proposed subletting.

         (d) If, after any subletting pursuant to paragraph (b) of this Section becomes effective, any of the conditions set forth in said paragraph (b) shall be violated as to any subtenant in the premises, which violation or breach continues beyond the giving of notice by the Port Authority and the expiration of a thirty (30) day period to cure, the Port Authority shall have the right, in addition to all other rights and remedies available under this Agreement, to cancel the consent to said subletting by notice to the Lessee, in which event the Sublease between the Lessee and the said subtenant shall immediately terminate and expire and the Lessee shall immediately cause the said subtenant to vacate the portion of the premises or the entire premises, as the case may be, sublet to the subtenant. Notwithstanding the provisions of this Section, the Lessee shall be solely responsible for complying with any requirements regarding the permissible number of persons who may use or occupy the portion of the premises or the entire premises, as the case may be, sublet to the subtenant. Use or occupancy of the premises by a subtenant pursuant to the consent granted hereunder shall not entitle such subtenant, by itself, to have or exercise any rights or privileges which the Port Authority has or may hereafter accord to lessees of space in the World Trade Center, including, without limitation thereto, listings on directories, boards, publications or similar privileges.

         (e) "Control" or "Controlled" as used in paragraph (a) of this Section shall mean the ownership by one corporate entity of at least fifty-one percent (51%) of the issued and outstanding shares of the capital stock and voting rights (with the power to exercise such rights) of another corporate entity. The Lessee and a proposed assignee purporting to meet the conditions of paragraph

(a) of this Section shall present in advance all documents, information and other data which the Port Authority may require relating to the relationship between them and during the continuance of any approved assignment they shall supply such additional or current documentation or other data as the Port Authority may from time to time require.

         (f) If, in connection with any subletting pursuant to the provisions of paragraph (b) hereof consented to by the Port Authority as provided herein, the Lessee (1) has paid a brokerage commission (at the current rates prevailing in the City of New York) to a real estate broker licensed to do business in the State of New York, which brokerage commission is not reimbursed to the Lessee by the subtenant, provided such brokerage commission is actually paid for services and is incurred solely in connection with such subletting and would not have been required to have been paid except for such subletting;

or (2) has incurred any cost for finishing and decorating such sublet space to prepare the same for such subtenant which is not reimbursed to the Lessee by the subtenant (the total of items (1) and (2) being hereinafter referred to as the "subleasing expense"), then the Lessee shall divide the subleasing expense by the number of calendar months and the proportionate part of any partial calendar month comprising the term of such sublease, and the amount resulting from such division shall be deducted from the amount of the rental or other consideration payable by the subtenant to the Lessee each month which is in excess of the rental rate payable by the Lessee to the Port Authority applicable to the subleased space for that month, and the balance of such excess of the rental and other consideration shall be payable by the Lessee to the Port Authority for that month. If requested by the Port Authority, the Lessee shall make available from time to time for examination by the Port Authority the Lessee's books and records relating to the receipt of sublease rental and to the subleasing expense.

         (g) If, in connection with any proposed subletting pursuant to the provisions of paragraph (b) hereof, the rental payable by the proposed subtenant to the Lessee for the use and occupancy of the subleased space is less than the rental being charged by the Port Authority for comparable space having a comparable term on the date of such proposed subletting and the term of the proposed sublease is for a term equal to the then-remaining balance of the term of the letting under this Agreement, less one day, then, by notice to the Lessee within thirty (30) days following the submission to the Port Authority by the Lessee of the name and address of the proposed subtenant, the portion of the premises proposed to be sublet, the use to which the proposed subtenant will put the premises and the amount of rental, including additional rental payable by the proposed subtenant under the sublease, the Port Authority may terminate this Agreement as to the portion of the premises proposed to be subleased (such termination being hereinafter referred to as the "Port Authority Termination"). The Port Authority Termination shall be effective as of the proposed commencement date of the proposed sublease, and from and after such effective date there shall be an abatement of rental in accordance with the provisions of
Section 18 hereof. If, in connection with any proposed subletting pursuant to the provisions of paragraph (b) hereof, the rental payable by the proposed subtenant to the Lessee for the use and occupancy of the subleased space is less than the rental payable by the Lessee under this Agreement and the term of the proposed sublease is for a term equal to the then-remaining balance of the term of the letting under this Agreement, less one day, and the Port Authority exercises its Port Authority Termination option, the Lessee shall pay to the Port Authority upon the date of such Port Authority Termination the sum of the following amounts: (i) an amount equal to the then-present value of the difference between (x) the amount obtained by multiplying the amount of basic rental payable by the Lessee to the Port Authority under this Agreement for the premises during the period from the effective date of the Port Authority Termination through the balance of the term of the letting under this Agreement by a fraction the numerator of which shall be the number of rentable square feet contained in the portion of the premises proposed to be subleased and the denominator of which shall be the total number of rentable square feet contained in the premises and (y) the "Total Sublease Basic Rental Amount"; the Total Sublease Basic Rental Amount shall be the product obtained by multiplying the number of months from the effective date of the Port Authority Termination through the balance of the term of the letting under this Agreement by the average monthly basic rental amount payable under the proposed sublease, such average amount to be obtained by dividing the number of months in the proposed sublease term into the total basic rental payable under the proposed sublease for the entire term of such sublease and (ii) an amount equal to the work allowance, if any, offered by the Lessee to the proposed sublessee for finishing and decorating the portion of the premises proposed to be subleased, and (iii) an amount equal to the brokerage commission payable by the Lessee, if any, in connection with the proposed subletting. In determining the present value of basic rental, an interest rate per annum equal to the prime rate established by Citibank, N.A. at the time of the determination shall be used. Notwithstanding anything to the contrary contained in the foregoing, the provisions of this paragraph (g) shall not be applicable to any proposed subletting in which the term thereof is less than the then-remaining balance of the term of the letting under this Agreement, less one day, irrespective of the amount of the rental to be paid by the proposed subtenant.

Section 47.  Lessee's Right of Termination

         Upon the terms and conditions hereinafter set forth, the Lessee shall have the right to terminate this Agreement and the letting hereunder effective as of a date to be specified by the Lessee in a notice to the Port Authority which date shall be not earlier than the tenth anniversary of the commencement date of the letting:

         (a) Not later than fifteen (15) calendar months prior to the tenth
(10th) anniversary of the commencement date of the letting, the Lessee shall give to the Port Authority firm and unconditional notice of its intention to terminate this Agreement and the letting hereunder and on or before the intended effective date of termination, the Lessee shall pay to the Port Authority the sum of One Million Two Hundred Thousand Dollars and No Cents ($1,200,000.00), which sum shall be in addition to all other amounts, including but not limited to rental amounts, payable by the Lessee to the Port Authority pursuant to the provisions of this Agreement through the effective date of termination provided for herein.

         (b) No notice of termination by the Lessee pursuant to paragraph (a) above shall be effective if the Lessee is in default in the performance or observance of any term, provision or condition of this Agreement, beyond any applicable period to cure such default, either on the date of the giving of such notice or on the intended or effective date of the termination provided for therein or if on either of such dates the Lessee is under notice of termination by the Port Authority.

         (c) Any effective notice of termination given by the Lessee in accordance with the provisions of this Section 50 shall have the same force and effect as if the effective date of termination stated in such notice were the date originally fixed herein for the expiration of the term of the letting under this Agreement.

Section 48.  Security Deposit

         (a) The Lessee has heretofore deposited with the Port Authority the sum of Ninety Thousand Dollars and No Cents ($90,000.00) as security for the full, faithful and prompt performance of and compliance with, on the part of the Lessee, all of the covenants, terms and conditions of an agreement of lease entered into with the Port Authority covering other space at the World Trade Center and identified as World Trade Center Lease Number WT-1653-N-5 (985) (hereinafter, the "Existing Lease") on the part of the Lessee to be fulfilled, kept, performed and observed, all as provided in Section 46 of the Existing Lease, paragraph 9 of Supplemental Agreement No. 3 to the Lease, paragraph 9 of Supplemental Agreement No. 4 to the Lease and paragraph 10 of Supplemental Agreement No. 7 to the Lease. The Lessee and the Port Authority hereby agree that the said sum shall also be security for the full, faithful and prompt performance of and compliance with, on the part of the Lessee, all of the covenants, terms and conditions contained in this Agreement on the part of the Lessee to be fulfilled, kept, performed and observed. In addition to any and all other remedies available to it, the Port Authority shall have the right, at its option at any time and from time to time with or without notice, to use the said deposit or any part thereof in whole or partial satisfaction of any of its claims or demands against the Lessee arising under this Agreement. There shall be no obligation on the Port Authority to exercise such right and neither the existence of such right nor the holding of the deposit itself shall cure any default or breach occurring under this Agreement nor be deemed to release any person, firm or corporation from any of the obligations, claims or demands arising under this Agreement. In the event the Port Authority shall at any time or times so use the deposit or any part thereof, whether in connection with any obligation, claim or demand arising under the Existing Lease or under this Agreement, or if bonds shall have been deposited and the market value thereof shall have declined below the amount mentioned above, the Lessee shall, on demand of the Port Authority and within two days thereafter, deposit with the Port Authority additional cash or bonds so as to maintain the deposit at the full amount of Ninety Thousand Dollars and No Cents ($90,000.00) as hereinabove stated. All such additional deposits shall be subject to all the terms, provisions and conditions of Section 46 of the Existing Lease and of this Agreement. Notwithstanding the provisions of the Existing Lease, no part of the deposit made under the Existing Lease shall be returned by the Port Authority upon the expiration, cancellation or termination of the Existing Lease unless this Agreement shall have expired or have been canceled or terminated. In any event, upon the expiration or earlier cancellation or termination of this Agreement (and provided that the Existing Lease has expired or been terminated prior thereto), and upon request therefor by the Lessee, the Port Authority will return the full deposit less the amount of any and all unpaid claims and demands (including estimated damages) of the Port Authority by reason of any default or breach by the Lessee of either the Existing Lease or this Agreement. The Lessee agrees that it will not assign or encumber the said deposit.

         (b) For purposes of the provisions set forth in paragraph (a) hereof, the Lessee hereby certifies that its I.R.S. Employer Identification No. is 13-2829720.

Section 49.  Brokerage

         Prior to the execution of this Agreement by either party hereto,
Section 28 was deleted in its entirety and the following is hereby substituted in lieu thereof:

"Section 28.  Brokerage

         The Lessee represents and warrants that in connection with the negotiation of this Agreement and the letting hereunder it has not had any contacts, dealings or conversations with any broker except Julien J. Studley, Inc., a New York corporation with an office and place of business at 90 William Street, New York, New York 10038, and that there is no broker who is or may be entitled to be paid a commission in connection with this Agreement or the letting hereunder except Julien J. Studley, Inc. The Lessee shall indemnify the Port Authority and save it harmless from any and all claims which have been or may be made by any and all persons, firms or corporations whatsoever for services in connection with the negotiation and execution of this Agreement or the letting hereunder arising out of, through or on account of any contacts, dealings, acts or conversations of the Lessee in connection with the negotiation and execution of this Agreement or in connection with any letting of the space referred to herein except for a claim of Julien J. Studley, Inc. if the said claim is made in accordance with the terms of the Agreement between the Port Authority and Julien J. Studley, Inc. dated as of July 2, 1992."


Section 50.  Changes, Additions and Deletions to this Agreement

         Prior to the execution of this Agreement by either of the parties hereto the following changes, additions and deletions were made:

         (a) The Lessee shall not be required by reason of the provisions of paragraph (c) of Section 5 to make structural improvements, alterations or repairs to the premises which are also required to be made generally throughout the World Trade Center unless the requirement generally throughout the World Trade Center results from particular operations of the Lessee in the premises or its occupancy thereof which are not common to other tenants at the World Trade Center.

         (b) (1) The Port Authority hereby agrees to apply the Rules and Regulations set forth in Exhibit R and any further rule or regulation hereafter promulgated by the Port Authority equitably and without discrimination against the Lessee and all other tenants in the Facility except to the extent that any such rule or regulation may be inapplicable by agreement or otherwise to the Lessee or any such tenant.

         (2) If a rule or regulation set forth in Exhibit R shall conflict with any express provision of this Agreement, the provision of this Agreement shall control.

         (c) Subject to all the terms and provisions of this Agreement, and notwithstanding the provisions of paragraph (e) of Section 7 and Rules 15 and 20, the Lessee may install in the premises, pursuant to an approved construction application, facilities for the warming and serving of food and nonalcoholic beverages (including a Dwyer or similar type unit or warming or microwave oven, vending machines, hot coffee and tea dispensing equipment, refrigerator and ice machine) for consumption on the premises solely by the Lessee's employees and business guests, and lunchroom facilities or other eating facilities, provided that if such facilities, machines or equipment are operated or supplied by an independent operator, such contractor, operator or supplier shall be approved by the Port Authority (such approval not to be unreasonably withheld). None of the foregoing facilities, equipment or machines shall be installed unless and until the Port Authority has consented in writing to the type of facilities, machines and equipment and the methods of installation and locations where such facilities, machines or equipment may be installed. In the event the installation of such facilities, machines and equipment shall require modifications or alterations to building systems or equipment (including heating, ventilating or air-conditioning systems), and whether such installations, modifications or alterations are performed by the Lessee or by the Port Authority, the Lessee shall be responsible for the cost of such facilities, machines and equipment, the installation thereof and any such modifications or alterations, and no such installation, alteration or modification shall be commenced until the Lessee has received an approved construction application therefor. The Port Authority reserves the right from time-to-time to make additional charges to the Lessee for costs incurred by the Port Authority for any and all utilities or other building services used in connection with any of the aforesaid facilities, machines or equipment. The Lessee has represented to the Port Authority that no recognizable or measurable odors will result outside the premises from its intended use of any facilities, machines and equipment installed by the Lessee, and the Lessee covenants and agrees that upon notification from the Port Authority that objectionable odors emanate or result outside the premises from the Lessee's use of any such facilities, machines or equipment in the premises (whether through the building heating, ventilating or air-conditioning systems or otherwise), the Lessee will immediately discontinue use of any such facilities, machines or equipment and shall not resume the use or operation thereof until written consent therefor has been obtained from the Port Authority, such consent not to be arbitrarily withheld. Nothing herein is intended to permit the furnishing to the public on the premises of any food or other merchandise or any other service of any kind.

         (d) (1) The words "and paid for by the Lessee" set forth in the first and second lines of paragraph (a) of Section 8 were deleted.

             (2) Nothing set forth in paragraph (c) of Section 8 shall be deemed or construed to impose upon the Lessee an obligation to repair any structural part of the premises, by which is meant the exterior building walls, floor slab, structural steel members and core walls.

         (e) (1) The reference in paragraph (a) of Section 9 to "a casualty insured against by the Port Authority under the New York Standard Form of Fire Insurance Policy carried by it on the premises" shall be deemed to include a casualty which at the time of the occurrence of the damage would have been covered by the New York Standard Form of Fire Insurance Policy and the New York Standard Form of Extended Coverage Endorsement, whether or not said policy or endorsement was actually carried by the Port Authority at the time of such damage.

             (2) The words and figure "ninety (90) days" appearing in the second and sixth lines of paragraph (a)(1) and in the second line of paragraph (a)(2) of Section 9 were deleted in each instance the words and figure "one hundred eighty (180) days" were inserted in lieu thereof.

              (3) In the event of damage to the premises under circumstances described in paragraph (a)(2) of Section 9, the Port Authority shall advise the Lessee within thirty (30) days after the occurrence of the damage which of the options set forth in said paragraph (a)(2) it elects to pursue. If the Port Authority elects under subdivision (i) thereof to repair or rebuild the premises and estimates that the repairs or rebuilding cannot be completed within one hundred eighty (180) days after the occurrence of the damage, the Port Authority shall so notify the Lessee and thereafter the Lessee shall have the right on thirty (30) days' notice to the Port Authority, exercised within ten (10) days after the Lessee's receipt of notice from the Port Authority respecting the duration of the repairs or rebuilding, to terminate the letting under this Agreement, provided that the chief executive officer of the Lessee certifies to the Port Authority that the damage to the premises caused by the casualty has materially impaired the Lessee's ability to conduct its permitted business operations described in Section 3 of this Agreement prior to the substantial completion of the repairs or rebuilding and provided further that the Lessee is not under notice of default or under notice of termination from the Port Authority either on the date of the giving of its notice to the Port Authority or on the effective date of such termination. In the event of termination pursuant to this provision, this Agreement and the letting hereunder shall cease and expire on the effective date of termination stated in the notice as if such date were the date originally stated herein for the expiration of this Agreement. Termination by the Lessee pursuant to the provisions of this paragraph shall not relieve either party hereto of any obligations or liabilities which shall have accrued on or before the effective date of termination stated in the notice, or which shall mature on such date.

               (4) If, in the event of damage to the premises under the circumstances described in paragraph (a)(2) of Section 9, the Port Authority elects under subdivision (ii) thereof to terminate the letting as to the damaged portion of the premises only, then the Lessee shall have the right, on thirty
(30) days' notice to the Port Authority, exercised within ten (10) days after the Lessee's receipt of notice from the Port Authority terminating the letting as to the damaged portion of the premises, to terminate the letting under this Agreement as to the balance of the premises with the same effect as expiration, provided that the Lessee has undertaken all reasonable good faith efforts to relocate its personnel, systems and equipment from the portion of the premises in which the casualty has occurred and to continue its business operations in the balance of the premises not directly damaged by the casualty, provided further that the chief executive officer of the Lessee certifies to the Port Authority that the loss of use of the damaged portion of the premises has materially impaired the Lessee's ability to conduct its permitted business operations described in Section 3 of this Agreement in the balance of the premises not directly damaged by the casualty, and provided yet further that the Lessee is not under notice of default or under notice of termination from the Port Authority either on the date of the giving of its notice to the Port Authority or on the effective date of such termination. In the event the Lessee does not exercise the aforesaid right to terminate the letting as to the balance of the premises, then the Port Authority, through its employees, agents, representatives, contractors and subcontractors shall construct and install a demising wall or walls to demise and separate the damaged portion of the premises from the balance of the premises remaining to the Lessee.


         (f) The word "such" appearing in the first line of paragraph (b) of
Section 10 was deleted and the words "referred to in paragraph (a) of this Section" were inserted following the word "demand" in the second line of said paragraph (b).

         (g) (1) Notwithstanding anything to the contrary set forth in the provisions of Sections 12, 26 or 48 hereof, the Lessee shall not be required to remove upon the expiration or earlier termination of the term of the letting hereunder, but in its discretion may so remove, its telecommunications equipment and systems which, for purposes hereof, shall be deemed to include all free-standing individual units of telecommunications equipment and all frames, switches and closets associated therewith or forming part thereof. In the event the Lessee elects to remove the aforesaid telecommunications equipment and systems, it shall remove each and every component unit thereof, but nothing herein set forth shall require the Lessee to remove the wiring installed for such systems and equipment. In any event, and irrespective of whether the Lessee shall elect to remove its telecommunications equipment and systems, the Lessee shall be required to remove from the premises upon the expiration of the term of the letting hereunder all of its standard office equipment, inventories, removable fixtures and other personal property of the Lessee or for which the Lessee is responsible. Notwithstanding the foregoing, the Lessee shall not be required to, and shall not, remove upon the expiration or earlier termination of the term of the letting hereunder any and all other finishes, systems, or installations made or installed by the Lessee at any time during the term of the letting hereunder, including but not limited to, its battery-powered electrical supply system, its self-contained back-up cooling system and all proprietary air-cooling and fire suppression systems, all raised flooring, all carpeting, the kitchen and other facilities. The Lessee shall repair any damage caused by its required removal work and any telecommunications equipment removal work and shall also be required to cap all affected electrical and plumbing lines flush with walls, floors and ceilings to the condition existing at the time the Lessee entered into possession of the premises. Other than as set forth above, the Lessee shall not be required to repair or restore the premises upon the expiration or earlier termination of the term of the letting hereunder, it being understood that nothing set forth in this paragraph shall alter, affect or diminish in any way the Lessee's obligations of maintenance and repair during the term of the letting in accordance with the provisions of this Agreement.

               (2) The Port Authority shall not act arbitrarily or capriciously in granting or withholding the consent described in Section 12. The provisions of Section 12 shall be deemed to apply solely to work performed by the Lessee during the term of the letting following completion of the initial construction and installation work pursuant to Section 48 hereof and shall not be deemed to apply to any work which is solely decorative in nature and does not involve matters of life, safety or health and does not directly or indirectly affect any building systems.


         (h) Prior to exercising any right of entry reserved to it under Section 16, and except in cases of emergency, the Port Authority agrees to give the Lessee reasonable prior oral notice of its intention to enter the premises.

         (i) In addition to the right of termination provided for in paragraph
(d) of Section 17, if, in the event of a taking pursuant to paragraph (c) of
Section 17, or a taking or delivery of a portion of the premises pursuant to
Section 41 of this Agreement, the Lessee shall have the right, on ten (10) days' written notice to the Port Authority given within ten (10) days after such taking or delivery, to terminate this Agreement and the letting hereunder as to the balance of the premises with the same effect as expiration, provided that the Lessee has undertaken all reasonable good faith efforts to relocate its personnel, systems and equipment from the portion of the premises so taken or delivered and to continue its business operations in the balance of the premises not so taken or delivered, provided further that the chief executive officer certifies to the Port Authority that the loss of use of the portion of the premises so taken or delivered has materially impaired the Lessee's ability to conduct in the balance of the premises not taken or delivered the business operations of the Lessee permitted under Section 3 of this Agreement and provided yet further that the Lessee is not under notice of default or under notice of termination from the Port Authority either on the date of the giving of its notice to the Port Authority or on the intended effective date of such termination. In the event the Port Authority disagrees with the Lessee's conclusion that the loss of use of the portion of the premises so taken or delivered has materially impaired the Lessee's ability to conduct its permitted business operations in the balance of the premises, the Port Authority shall request arbitration with respect thereto. The arbitration procedures set forth in subparagraph (e)(4) of this Section 54 shall govern any such arbitration commenced by the Port Authority. Termination by the Lessee pursuant to the provisions of this subparagraph shall not relieve the Lessee of any obligations or liabilities which shall have accrued on or before the effective date of termination stated in its notice or which shall mature on such date.

         (j) In the event that the basic rental payable by the Lessee with respect to the premises shall be abated pursuant to the provisions of Section 18, then the additional basic rental payable with respect to the premises shall also be abated. For the purpose of determining the abated additional basic rental in accordance with the provisions of Schedule A, during the period of such abatement the "Rentable square feet in the premises" shall be deemed to be the number of square feet set forth in paragraph (f) of Section 1 of Schedule A multiplied by a fraction the numerator of which shall be the number of square feet contained in the remaining portion of the premises and the denominator of which shall be the number of square feet originally constituting the premises, both determined as provided in paragraph (b) of Section 18.

         (k) The following changes were made in Section 20:


               (1) The words "except as expressly permitted in subparagraph
          (a)(5) of this Section and in Section 49 of this Agreement" were inserted at the end of subparagraph (a)(4).

               (2) Notwithstanding the provisions of subparagraph (a)(5), a merger or consolidation shall not be a ground for termination if the resulting corporation has a financial standing as of the date of the merger or consolidation at least as good as that of the Lessee, by which is meant that its ratio of fixed assets to fixed liabilities, its ratio of current assets to current liabilities and its tangible net worth shall each be at least as favorable as that of the Lessee.

               (3) The word and figure "fifteen (15)" set forth in the last line of subparagraph (a)(7) were deleted and the word and figure "thirty
          (30)" were inserted in lieu thereof.

               (4) The word and figure "ten (10)" set forth in the last line of subparagraph (a)(8) were deleted and the following was substituted therefor:

          "twenty (20) days of the Lessee's receipt of notice of filing thereof, unless within such twenty (20)-day period the Lessee shall secure a bond in the amount of such lien and shall commence an action for removal of such lien;"

               (5) Subparagraph (a)(10) was deleted in its entirety and the following was substituted in lieu thereof;

                   "(10) The Lessee shall fail to pay the rentals or to make any other payments required hereunder within five (5) days after receipt of notice from the Port Authority; or"

               (6) The provisions of paragraph (f) shall not be deemed to prevent the Lessee from interposing as a counterclaim any claim which under the law of the State of New York would be deemed to have been waived if it were not interposed in any action or proceeding referred to in said paragraph.

         (l) In the last line of paragraph (c) of Section 22 the word and figure "an interest rate of 4% per annum" were deleted and the words "an interest rate per annum equal to the rate of interest publicly announced by Citibank, N.A. at the time of the determination as its base rate (or such other term as may be used by Citibank, N.A., from time-to-time, for the rate presently referred to as its 'base rate')" were inserted in lieu thereof.

         (m) The words "made at the office of the Treasurer of the Port Authority, One World Trade Center, New York, New York 10048" set forth in the first and second lines of paragraph (a) of Section 30 were deleted and the words "mailed to The Port Authority of New York and New Jersey, P.O. Box 17309, Newark, New Jersey 07194" were inserted in lieu thereof.

         (n) In the case of any mortgage which is hereafter to be placed upon the premises, the Port Authority will request the mortgagee to agree, notwithstanding the provisions of Section 31 of this Agreement, to give the Lessee assurance that the mortgagee will not disturb the Lessee's rights and possession while the Lessee is not in default under this Agreement and that in the event of the institution of a foreclosure or other suit or proceeding under or pursuant to such mortgage, the Lessee will not be made a party to any such suit or proceeding and the same shall not affect the rights of the Lessee under this Agreement and any purchaser under such foreclosure or other suit or proceeding shall take the property subject to this Agreement and shall be bound by all its covenants as though such purchaser were the original landlord. Failure or refusal of any mortgagee to give such assurance or to include in the mortgage a provision to the foregoing effect shall not constitute a breach of any obligation of the Port Authority or limit the Port Authority's right to proceed to make a mortgage without such assurance to the Lessee, in which event the provisions of Section 31 of this Agreement shall be and continue in full force and effect.

         (o) Section 32 was deleted in its entirety and the following was inserted in lieu thereof

"Section 32.  Quiet Enjoyment

         The Lessee, upon paying all rentals hereunder and performing all the covenants, conditions and provisions of this Agreement on its part to be performed, shall and may peaceably and quietly have, hold and enjoy the premises free of any act or acts of the Port Authority or any successor landlord, except as expressly permitted in this Agreement, it being understood and agreed that the Port Authority's liability hereunder shall obtain only so long as it remains the owner of the Building of which the premises are a part."

         (p) Sections 37 and 38 were deleted in their entirety.

         (q) The words "and including" in the last line of paragraph (a) of
Section 40 were deleted and the words "but excluding" were inserted in lieu thereof.

         (r) (1) The Port Authority acknowledges that the Lessee intends to occupy the premises outside of normal business hours and the Lessee acknowledges that the Port Authority and its contractors will be required to retain personnel to perform work and to provide utilities and services in connection with the Lessee's non-business hour use. The Lessee hereby agrees to pay to the Port Authority the charges established by the Port Authority for such non-business hour use, as such charges may be increased from time to time, including without limitation thereto charges for heat, ventilation and air-cooling and for any other services for which charges are now or in the future generally imposed by the Port Authority at the Facility for non-business hour usage, it being understood that the Lessee shall be required to pay such charges only when the specific services or utilities for which such charges are imposed have been requested or ordered by the Lessee, it being further understood that the Port Authority shall have no obligation to provide such services or utilities to the Lessee during non-business hours unless such are specifically requested by the Lessee. The Lessee understands that reduced elevator service is available during non-business hours and that the Lessee's staff and visitors may be subject to additional security checks during nonbusiness hours.

               (2) The words "and the Lessee shall take and pay for" set forth in the first line of paragraph (c) of Section 42 were deleted.

                (3) The words "or desirable" set forth in the second line of paragraph (g) of Section 42 were deleted.

               (4) The Port Authority shall not act arbitrarily and capriciously in temporarily discontinuing the supply of services pursuant to paragraph (g) of
Section 42.

               (5) In the event that any failure to supply any service which the Port Authority has agreed to supply under this Agreement (whether or not excused by Section 39 or other provisions hereof) renders uninhabitable one or more portions of the premises so that the Lessee's operations under Section 3 cannot reasonably be conducted therein, and such failure of service is not the result of the fault of the Lessee, its officers, employees, agents or contractors, and provided that the Lessee shall give notice to the Port Authority of such fact and shall thereafter vacate the said portion of the premises for five (5) consecutive days, then thereafter, while such uninhabitable and vacant condition shall continue, the Lessee shall be entitled to an abatement of the basic rental and the additional basic rental hereunder pursuant to the provisions of Section 18, as amended by the provisions of paragraph (j) of this Section 54, solely as to the portion of the premises so rendered uninhabitable and vacated.

         (s) The Port Authority will not exercise its rights under Rule 27 if the Lessee removes any lien filed against the premises within twenty (20) days after the Lessee's receipt of notice of filing thereof or if within such twenty
(20)-day period the Lessee shall secure a bond in the amount of such lien and shall commence an action for removal of such lien.

It shall be unnecessary to physically make the foregoing changes, additions and deletions in the aforesaid sections of this Agreement.

Section 51.  Entire Agreement


         This Agreement consists of the following: pages 1 through 48, inclusive, plus Exhibits A, X, Y and R and Schedules A, B and D.

         It constitutes the entire agreement of the parties on the subject matter hereof and may not be changed, modified, discharged or extended except by written instrument duly executed by the Port Authority and the Lessee. The Lessee agrees that no representations or warranties shall be binding upon the Port Authority unless expressed in writing in this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.

                                     THE PORT AUTHORITY OF
                                     NEW YORK AND NEW JERSEY
ATTEST:
/s/
                                     By /s/ Director, World Trade Department
                                        ------------------------------------
Secretary                                     (SEAL)



                                     EURO BROKERS INC.
ATTEST:
/s/ Keith E. Reihl

                                     By /s/Donald Marshall
                                        ------------------------------------

Secretary                                     (SEAL)



                                     (Title) President
                                        ------------------------------------
                                              (CORPORATE SEAL)

                                   FLOOR PLAN

                                   SCHEDULE A

         1. For the purposes of this Schedule A, the following provisions shall apply:

          (a) "Taxes" shall mean real estate taxes and assessments which may be imposed from time to time by the United States of America, the State of New York or any municipality or other governmental authority, upon the Port Authority with respect to the buildings, structures, facilities or land at the World Trade Center or with respect to the rentals or income therefrom in lieu of or in addition to any tax or assessment which would otherwise be a real estate tax or assessment and taxes shall include any payments in lieu of real estate taxes or assessments which may be agreed upon between the Port Authority and any of the foregoing governmental authorities, other than payments in lieu of taxes described in paragraph (b) below.

          (b) "Payments in lieu of taxes" shall mean such payments as the Port Authority has agreed to pay the City of New York under an agreement dated 1967 as it may have been or may be hereafter supplemented or amended (hereinafter called "the City Agreement").

          (c) The "annual per rentable square foot factor" referred to in this Schedule was initially fixed at $1.25 in the City Agreement and provision was made in paragraph 7(3) of the City Agreement for changes therein from time to time to reflect changes in the tax rate and changes in assessed valuations.

          (d) "Tax base" shall mean the annual per rentable square foot factor finally established to be the annual per rentable square foot factor to be used in computing payments in lieu of taxes for the tax year beginning July 1, 1992.

          (e) "Tax year" shall mean the twelve-month period established by The City of New York as a tax year for real estate tax purposes.

          (f) "Wage rate" shall mean the cost for an hour's work by a porter engaged to work a 40 hour work week in a Class A office building in the City of New York which hourly cost shall be limited solely to the hourly wage rate for porters as that rate is established from time to time by collective bargaining agreement between the Realty Advisory Board on Labor Relations, Incorporated, acting on behalf of various building owners and Local 32B-32J, Service Employees International Union, AFL-CIO, (which collective bargaining agreement is hereinafter referred to as "the Contract"), plus a proper proportion of fringe benefits and other payroll costs. As used herein:



                              Page 1 of Schedule A

               (1) "Porter" or "porters" shall mean those employees engaged in the general maintenance and operation of office buildings and classified as "Others" by the Contract.

               (2) "Fringe benefits" shall mean the items of cost which an employer would be obligated to pay or would incur pursuant to the Contract on the basis of wages paid to a porter engaged to work a 40 hour work week in Class A office building in New York City who is entitled to receive on an annual basis the maximum entitlement under the Contract, including, without limitation, vacation allowances, sick leave, holiday pay, birthdays, jury duty, medical checkup, lunch time, relief time, other paid time off, bonuses, union assessments allocable to pension plans and welfare and training funds, and health, life, accident, or other such types of insurance.

               (3) "Other payroll costs" shall mean taxes payable pursuant to law by an employer upon the basis of wages paid to a porter engaged to work a 40 hour work week in a Class A office building in New York City, including, without limitation, F.I.C.A., New York State Unemployment Insurance and Federal Unemployment Insurance.

          If at any time during the term of the letting under the Lease the Contract shall require regular employment of porters on days or during hours when overtime or other premium pay rates are in effect pursuant to the Contract the hourly wage rate for porters under the Contract for the applicable period shall be determined by dividing the weekly wage an employer would be obligated to pay a porter engaged to work a 40 hour work week in a Class A office building in New York City under the Contract by 40.

          If either the Realty Advisory Board on Labor Relations, Incorporated or Local 32B-32J, Service Employees International Union, AFL-CIO shall cease to exist or a collective bargaining agreement shall cease to be negotiated between the Realty Advisory Board on Labor Relations, Incorporated and Local 32B-32J, Service Employees International Union, AFL-CIO, or if the job classification "Others" shall be renamed or abolished in any subsequent collective bargaining agreement entered into between the Realty Advisory Board on Labor Relations, Incorporated and Local 32B-32J, Service Employees International Union, AFL-CIO, then the wage rate to be used in applying the provisions of this Schedule shall be the wage rate for those employees engaged in the general maintenance and operation of Class A office buildings either pursuant to any subsequent collective bargaining agreement between the Realty Advisory Board on Labor Relations, Incorporated and Local 32B-32J, Service Employees

                              Page 2 of Schedule A

     International Union, AFL-CIO, or if there is no such agreement, then pursuant to such agreement as the Port Authority shall select.

          (g) "Basic wage rate" shall mean the wage rate in effect on January 1, 1992.

          (h) "Rentable square feet in the premises" shall mean 32,107 square feet.

          (i) "Lease" shall mean the agreement of lease to which this schedule is attached.

         2. From and after each July 1, following the commencement date of the letting under the Lease, the Lessee shall pay an additional basic rental under the Lease at the annual rate computed by multiplying the rentable square feet in the premises by the excess over the tax base of the total of: (i) the annual per rentable square foot amount of taxes for the tax year beginning on that July 1; and (ii) the annual per rentable square foot factor used in computing payments in lieu of taxes for the tax year beginning on that July 1. If taxes become payable on a basis other than an annual amount per rentable square foot, the Port Authority will allocate those taxes to the rentable square feet of space in the World Trade Center and will notify the Lessee of the amount of such allocation.

         3. In addition to additional basic rental payable under paragraph 2 above, from and after the commencement date of the letting under the Lease, the Lessee shall pay additional basic rental under the Lease at an annual rate equal to $0.0065 for each $0.01, or major fraction thereof, that the wage rate in affect on the commencement date of the letting and each wage rate thereafter established from time to time during the term of the letting exceeds the basic wage rate, multiplied by the rentable square feet in the premises.

         4. If the imposition or allocation of taxes or the establishment of an annual per rentable square foot factor to be used in computing payments in lieu of taxes for any tax year or the establishment of a wage rate to be effective for any period of time is delayed for any reason whatsoever, the Lessee shall nevertheless continue to pay the additional basic rental at the annual rate then in effect subject to retroactive adjustments at such time as the taxes are imposed or allocated or the said per rentable square foot factor or wage rate shall have been established.

         5. After imposition and allocation of taxes for any tax year and the establishment for each tax year of the annual per rentable square foot factor used in computing payments in lieu of taxes and after the effective date of each wage rate in excess of the basic wage rate, the Port Authority will compute the annual rate or rates of additional basic rental payable by the Lessee under paragraph 2 or 3 above and will notify the Lessee of the amounts thereof. Additional basic rental accruing under paragraph 2 or





                              Page 3 of Schedule A

3 above shall be computed separately and each amount thereof shall be payable by the Lessee to the Port Authority in advance in monthly installments, each installment being equal to 1/12 of the annual rate except that if at the time the Port Authority gives notice to the Lessee under this paragraph, additional basic rental shall have accrued for a period prior to the notice, the Lessee shall pay such additional basic rental in full for such period, within ten days after such notice.

         6. If after an amount of additional basic rental shall have been fixed under paragraphs 2 or 3 above for any period, taxes are imposed or the amount of taxes or the annual per rentable square foot factor in regard to payments in lieu of taxes or the wage rate used for computing such additional basic rental shall be changed or adjusted, then the additional basic rental payable for that period shall be recomputed and from and after notification of the imposition, change or adjustment, the Lessee shall make payments based upon the recomputed additional basic rental and upon demand the Lessee shall pay any excess in additional basic rental as recomputed over amounts of additional basic rental theretofore actually paid. If such change or adjustment results in a reduction in the amount of additional basic rental for any period prior to notification, the Port Authority will credit the Lessee with the difference between the additional basic rental as recomputed for that period and amounts of additional basic rental actually paid.


                                       /s/ Port Authority
                                       -----------------------
                                       For the Port Authority



                                       /s/ Donald Marshall
                                       -----------------------
                                       For the Lessee


                              Page 4 of Schedule A

                                   SCHEDULE B



Routine Office Cleaning
-----------------------

Daily (Five days each week except Saturdays, Sundays, and Holidays
------------------------------------------------------------------

         1. Empty and damp wipe ash trays, empty waste baskets. Transport collected waste from normal daily office operations only to trash handling areas and removal from the building. Collection and removal of waste different from or in excess of that from normal daily office operations is not included and shall be deemed additional cleaning services and requested in accordance with the provisions of this Schedule.

         2. Dust horizontal surfaces of office furniture, equipment, ledges, and sills.

         3. Dust sweep vinyl asbestos floor and/or spot vacuum carpeted surfaces, if any.

         4. Clean and sanitize water fountains.

         5. Damp wipe fingerprints, smears, smudges, etc., on door, wall and partition surfaces.


Weekly (Once each week)
-----------------------

         6. Dust vertical surfaces of office furniture and equipment.

         7. Vacuum entire carpeted floor surfaces. Quarterly (Once each three months)

         8. Wash interior surfaces of exterior window glass.

         9. Dust all pictures, frames, charts, graphs, and similar wall hangings, plus partitions, doors, and door frame surfaces.


                                       /s/ Port Authority
                                       -----------------------
                                       For the Port Authority


                  Initialed:

                                       /s/ Donald Marshall
                                       -----------------------
                                       For the Lessee




                                   Schedule B

                                   SCHEDULE D
                                   ----------

                HEATING, VENTILATING AND AIR CONDITIONING SYSTEM
                ------------------------------------------------

     The HVAC system is of a dual system design incorporating a peripheral induction unit system which supplies air within fifteen (15) feet distance measured inboard from the exterior glass and an interior system which conditions the balance of the floor area. Each of the systems is designed to deliver the following quantities subject to a 10% variance.


                 HVAC AIR SUPPLY QUANTITIES - PERIPHERAL SYSTEM
                 ----------------------------------------------


                         NORTH                              WEST
                       UNIT TYPE                          UNIT TYPE
                  NO.  OF UNITS/EXP.                 NO.  OF UNITS/EXP.
                          CFM                                CFM
                  -----------------                  -----------------

FLOOR          #3      (19)       50              #1        (9)        50
-----
  84B          #2       (1)       35              #2        (1)        35

                         SOUTH                              EAST
                       UNIT TYPE                          UNIT TYPE
                  NO.  OF UNITS/EXP.                 NO.  OF UNITS/EXP.
                          CFM                                CFM
                  -----------------                  -----------------

FLOOR          #4      (28)       60              #4        (28)       60
-----
  84B          #5      (2)        40              #5        (2)        40

Induction units are spaced at the rate of one (1) unit per two (2) windows average, subject to verification of actual field conditions. Each unit delivers air of approximately 60(Degree)F utilizing water which in winter ranges between 80(Degree)F to 130(Degree)F as needed, and in summer at 60(Degree)F average (current schedule for the air conditioning system to be turned on is March 15 and off is November 15). Supply air to induction units is constant with variable water temperature and rate of flow.






                              Page 1 of Schedule D

                  HVAC AIR SUPPLY QUANTITIES - INTERIOR SYSTEM

                                                          AVERAGE SUPPLY
QUADRANT              NE       NW      SE       SW          AIR TEMP
 FLOOR                CFM      CFM     CFM      CPM      SUMMER - WINTER
-----------------------------------------------------------------------------

  84                 4895      610      4895    3107         60(Degree)F

Interior supply air rate is .84 CFM per square foot. Air temperature is controlled by zone thermostat at central air handling unit. Design is based on one (1) person per 100 square feet and an average electrical load of four (4) watts per square foot.

The supply air fed from base building air conditioning systems, for both interior and perimeter areas, shall be capable of maintaining a 78(Degree)F, 50% RH when outdoor air conditions are 89(Degree)F DB and 73(Degree)F WB, with window drapes drawn. The winter design conditions are: outdoor air temperature at 11(Degree)F, indoor air temperature at 70(Degree)F.


                           FLOOR LOAD DESIGN CRITERIA
                           --------------------------

Structural design live load is 100 lbs per square foot reducible.


                           ELECTRICAL SYSTEM CAPACITY
                           --------------------------

Effective July 1, 1992, a total of eight (8) watts per rentable (32,107) square foot of electricity will be available.


                                                     /s/ Port Authority
                                                     ------------------------
                                                     FOR THE PORT AUTHORITY



                                                     /s/ Donald Marshall
                                                     -----------------------
                                                     FOR THE LESSEE



                              Page 2 of Schedule D

WTC-CSL-101068 X
----------------

                                    EXHIBIT X
                                    ---------


                               CONSENT TO SUBLEASE
                               -------------------

                            Port Authority Lease No.
              (said Lease being dated as of                )


         THIS AGREEMENT, made as of                 by and among THE PORT
AUTHORITY OF NEW YORK AND NEW JERSEY (hereinafter called "the Port Authority"), a body corporate and politic, created by Compact between the States of New Jersey and New York, with the consent of the Congress of the United States of America and having an office at One World Trade Center, in the Borough of Manhattan, City, County and State of New York, and

 (hereinafter called "the Lessee"), and

 (hereinafter called "the Sublessee"),



 whose representative is

         WITNESSETH, That:

         WHEREAS, the Port Authority and the Lessee have entered into a lease identified above by Port Authority Lease Number and by date and covering premises at the World Trade Center in the Borough of Manhattan, City, County and State of New York (which lease, as the same may have been or may hereafter be supplemented and amended is hereinafter called "the Lease"); and

         WHEREAS, the Lessee has requested the consent of the Port Authority to a proposed sublease, a copy of which is attached hereto and made a part hereof and is hereinafter called "the Sublease";

         NOW, THEREFORE, for and in consideration of the covenants and mutual agreements herein contained, the Port Authority, the Lessee and the Sublessee hereby agree as follows:

         1. On the terms and conditions hereinafter set forth the Port Authority consents to the Sublease.


         2. The Sublease shall terminate and expire, without notice to the Sublessee, on the day preceding the date of expiration or earlier termination of the Lease, or on such earlier date as the Lessee and Sublessee may agree upon or on the effective date of any revocation of this Consent by the Port Authority. The Sublessee shall quit the subleased premises and remove its personal property and personal property for which it is


                              Page 3 of Exhibit X
responsible therefrom on or before the termination or expiration of the Sublease.

         3. If the Lessee shall at any time be in default under the Lease, the Sublessee shall on demand of the Port Authority pay directly to the Port Authority any rental, fee or other amount due to the Lessee. No such payment shall relieve the Lessee from any obligations under the Lease or under this Consent or affect the Port Authority's rights or remedies thereunder but all such payments shall be credited against the obligations of the Lessee or of the Sublessee, as the Port Authority may determine, for each payment or part thereof.

         4. In any case of difference between the provisions of the Lease or of this Consent and the provisions of the Sublease, the provisions of the Lease or of this Consent, as the case may be, shall be controlling, it being the intention of the Port Authority merely to permit the exercise of the Lessee's rights (to the extent permitted by the Sublease) by the Sublessee, and not to enlarge or otherwise change the rights granted by the Lease. All of the terms, provisions and conditions of the Lease shall be and remain in full force and effect.

         5. The Sublessee, in its operations under or in connection with the Sublease and its occupancy of the premises, agrees to assume, observe, be bound by and comply with all the terms, provisions, covenants and conditions of the Lease.* Without limiting the generality of the foregoing, the Sublessee shall use the premises for the purposes set forth in Section 3 of the Lease and for no other purpose whatsoever.**

         6. Without in any wise affecting the obligations of the Lessee under the Lease and under this Consent, the Sublessee agrees with respect to its acts and omissions to indemnify the Port Authority and to make repairs and replacements as if it were the Lessee under the Lease. However, all acts and omissions of the Sublessee shall be deemed to be acts and omissions of the Lessee under the Lease and the Lessee shall also be severally responsible therefor, including but not limited to the obligations of indemnification and repair.

         7. In addition to all other remedies available to the Port Authority under the Lease or otherwise, this Consent may be revoked by the Port Authority by notice to the Lessee and the Sublessee in the event of any breach by the Sublessee of any term or provision of the Lease or of this Consent,*** and no such revocation shall be deemed to affect the Lease or the continuance thereof. Any notice given to the Sublessee shall be sufficient if given in accordance with the Section of the Lease entitled "Notices", for the


----------------

* Including, without limitation thereto, the repair and restoration obligations set forth in Sections 12 and 26 of the Lease, as amended by the provisions of Section 53(g)(1) of the Lease.

** Or for such other purpose as set forth in the Sublease as would render the Sublessee eligible, suitable and qualified in the Port Authority's non-arbitrary determination pursuant to Section 49(b) of the Lease.

*** Which breach continues beyond the giving of any required notice and the expiration of any applicable period to cure.


                              Page 4 of Exhibit X
purpose of which the Sublessee hereby designates the person named as representative on the first page hereof as its officer or representative upon whom notices may be served and the Sublessee designates its office at the address stated on the first page hereof as the office where such notices may be served.

         8. The Lessee and Sublessee represent and warrant that the attached Sublease sets forth the full and entire rental or other consideration payable to the Lessee by the Sublessee for or in connection with the subletting hereunder or use or occupancy of the subleased space and they further represent and warrant that there is no rental or consideration other than as stipulated in the attached Sublease.

         9. The granting of this Consent by the Port Authority shall not be or be deemed to operate as a waiver of the requirement for consent to any subsequent subletting (by the Lessee or by the Sublessee) or to any assignment of the Lease or the Sublease or of any rights under either of them, whether in whole or in part.

         10. References herein to the Sublessee shall mean and include the Sublessee, its officers, agents, employees and also others on the premises or the Facility with the consent of the Sublessee.

         11. Neither the Commissioners of the Port Authority nor any of them, nor any officer, agent or employee thereof shall be held personally liable to the Lessee or to the Sublessee under any term or provision of this Consent or because of its execution or because of any breach or alleged breach thereof.

         IN WITNESS WHEREOF, the Port Authority, the Lessee and the Sublessee

have executed these presents.

ATTEST:                             THE PORT AUTHORITY OF NEW YORK
                                        AND NEW JERSEY

____________________________        By__________________________________

                                    (Title)____________________________
                                                    (Seal)


ATTEST:                             ___________________________________
                                                     Lessee

____________________________        By_________________________________

                                    (Title)____________________________
                                                 (Corporate Seal)


ATTEST:                             ___________________________________
                                                     Sublessee

____________________________        By_________________________________



                              Page 5 of Exhibit X

                                    (Title)____________________________
                                                   (Corporate Seal)
STATE OF NEW YORK        )
                         )  ss.
COUNTY OF NEW YORK       )

         On the       day of            , 19      , before me personally came
                to me known, who, being by me duly sworn, did depose and say
that he resides at   ;
                                         that he is the                      of
The Port Authority of New York and New Jersey, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Commissioners of the said corporation; and that he signed his name thereto by like order.


                                          ____________________________
                                            (notarial seal and stamp)


STATE OF NEW YORK          )
                           )  ss.
COUNTY OF NEW YORK         )

         On the                day of               , 19     , before me
personally came                                  that he is the             of
the corporation described in, and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said corporation; and that he signed his name thereto by like order.


                                          ____________________________
                                            (notarial seal and stamp)


STATE OF NEW YORK          )
                           )  ss.
COUNTY OF NEW YORK         )

                  On the            day of                    , 19   , before me
personally came                   to me known, who, being by me duly sworn, did
depose and say
that he resides at  ;
that he is the                     of                    the corporation

described in, and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said corporation; and that he signed his name thereto by like order.


                                          ____________________________
                                            (notarial seal and stamp)



                              Page 6 of Exhibit X

                                    EXHIBIT Y
                                    ---------

                               ASSIGNMENT OF LEASE
                           WITH ASSUMPTION AND CONSENT

                                                                    (Lease No. )


         THIS AGREEMENT, made as of                   by THE PORT AUTHORITY
OF NEW YORK AND NEW JERSEY (hereinafter called "the Port Authority"), a body corporate and politic created by Compact between the States of New York and New Jersey, with the consent of the Congress of the United States of America, having an office for the transaction of business at One World Trade Center, in the Borough of Manhattan, in the City, County and State of New York, and


(hereinafter called "the Assignor"),
a corporation organized and existing under the laws of the State of with an office for the transaction of business at an individual, residing at

a partnership, consisting of


and
(hereinafter called "the Assignee"),
a corporation organized and existing under the laws of the State of with an office for the transaction of business at an individual, residing at

a partnership, consisting of


the representative of which is


          WITNESSETH, THAT:

          WHEREAS, the Assignor desires to assign to the Assignee that certain
Agreement of Lease dated as of             , 19  , made by and between The Port
Authority and the Assignor, and hereinafter, as the same has been heretofore amended and extended, called "the Lease";


covering premises at

         WHEREAS, the Port Authority is willing to consent to such assignment on certain terms, provisions, covenants and conditions:



                              Page 1 of Exhibit Y

         NOW, THEREFORE, in consideration of the covenants and mutual promises herein contained, the Port Authority, the Assignor and the Assignee hereby agree as follows:

         1. The Assignor does hereby assign, transfer and set over to the Assignee, heirs, executors, administrators and successors to and their own proper use, benefit and behoof forever, the Lease, to have and to hold the same unto the Assignee heirs, executors, administrators and successors
from the      day of           , 19  , for and during all the rest, residue,
and remainder of the term of the letting under the Lease, subject nevertheless to all the terms, provisions, covenants and conditions therein contained; and the Assignor does hereby assign, transfer and set over unto the Assignee heirs, executors, administrators and successors, all right, title and interest of the Assignor in and to a certain deposit (whether of cash or bonds) in the amount of made by the Assignor with the Port Authority, as security for the performance of the terms, provisions, covenants and conditions of the Lease, but subject to the provisions of the Lease and to any claim or right to the said deposit or any part thereof heretofore or hereafter made or to be made on the part of the Port Authority.

         2. The Port Authority hereby consents to the foregoing assignment. Notwithstanding anything herein to the contrary, the granting of such consent by the Port Authority shall not be, or be deemed to operate as, a waiver of the requirement for consent or consents to each and every subsequent assignment by the Assignee or by any subsequent assignee, nor shall the Assignor be relieved of liability under the terms, provisions, covenants and conditions of the Lease by reason of this consent of the Port Authority or of one or more other consents to one or more other assignments thereof.

         3. The Assignor agrees that this assignment of the Lease and this consent of the Port Authority thereto shall not in any way whatsoever affect or impair the liability of the Assignor to perform all the terms, provisions, covenants and conditions, including without limitation thereto the obligation to pay rent, of the Lease on the part of the Lessee or tenant thereunder to be performed, and that the Assignor shall continue fully liable for the performance of all the terms, provisions, covenants and conditions, including without limitation thereto the obligation to pay rent, on the part of the Lessee or tenant thereunder to be performed.

         4. The Assignee does hereby assume the performance of and does hereby agree to perform, observe and be subject to, all the terms, provisions, covenants and conditions, including without limitation thereto the obligation to pay rent, contained in the Lease, which were or are to be performed or observed by or are applicable to the Lessee thereunder as though the Assignee were the original signatory to the Lease. Without limiting the foregoing, as an inducement to the Port Authority to consent to this assignment, the Assignee has agreed to all the provisions of Section 7(h) and has made the same representations required of the Lessee under Section 7(h) and the Assignee hereby covenants and agrees that the Assignee will use the premises solely for the purpose set forth in Section 3 of the Lease and that such use shall be subject to the provisions of Section 7(h) of the Lease. The execution of this instrument by the Port Authority does not constitute a representation by it that the Assignor has performed or fulfilled every obligation required by the Lease; and as to such matters the Assignee agrees to rely solely upon the representation of the Assignor.

                              Page 2 of Exhibit Y

         5. Neither the Commissioners of the Port Authority nor any of them, nor any officer, agent or employee thereof, shall be charged personally by the Assignor or by the Assignee with any liability or held liable to either of them under any term or provision of this Agreement, or because of its execution or attempted execution, or because of any breach or attempted or alleged breach thereof.

         IN WITNESS WHEREOF, the Port Authority, the Assignor and the Assignee have executed these presents as of the date first hereinabove set forth.



                                            ASSIGNOR:

                                            _____________________________


ATTEST:                                     By____________________________

_____________________
                                            (Title)_______________________
                                                           (Seal)



                                            ASSIGNEE:

                                            _____________________________


ATTEST:                                     By____________________________

_____________________
                                            (Title)_______________________
                                                           (Seal)



WITNESS:

_____________________                       _________________________(L.S.)

WITNESS:


_____________________                       _________________________(L.S.)




                                              THE PORT AUTHORITY OF NEW
                                                  YORK AND NEW JERSEY


                                            _____________________________


ATTEST:                                     By____________________________

_____________________
                                            (Title)_______________________
                                                           (Seal)



                              Page 3 of Exhibit Y

STATE OF NEW YORK   )
                    )    ss.
COUNTY OF NEW YORK  )

                  On the    day of          , 19  , before me came

to me known, who, being by me duly sworn, did depose and say that he resides at

that he is the                          of THE PORT OF NEW YORK AUTHORITY, the
corporation described in, and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Commissioners of the said corporation; and that he signed his name thereto by like order.




                                                ---------------------------

STATE OF             )
                     )    ss.
COUNTY OF            )

                  On the    day of          , 19   , before me personally came

to me known, who, being by me duly sworn, did depose and say, that he resides

that he is the                               of

the corporation described in and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of directors of the said corporation; and that he signed his name thereto by like order.

                                                 ---------------------------

STATE OF             )
                     )    ss.
COUNTY OF            )

                  On the day of                       , 19   , before me
personally came                       , to me known, who, being by me duly
sworn, did depose and say, that he resides

that he is the                       of

the corporation described in and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said corporation; and that he signed his name thereto by like order.

                                                 ---------------------------



                              Page 4 of Exhibit Y

                                    EXHIBIT R

                              RULES AND REGULATIONS
                           FOR THE WORLD TRADE CENTER

         1. PERMISSION GRANTED TO USE WORLD TRADE CENTER CONDITIONAL. Permission granted by the Port Authority directly or indirectly, expressly or by implication, to any person or persons, to enter upon or use any part of the World Trade Center (including lessees and other persons occupying or using space at the World Trade Center, persons doing business with the Port Authority or with its lessees or permittees, and all other persons whatsoever whether or not of the type indicated), is conditioned upon compliance with the Port Authority Rules and Regulations as from time to time may be changed; and entry upon or into the World Trade Center by any person shall be deemed to constitute an agreement by such person to comply with said Rules and Regulations.

         2. The Manager of the World Trade Center shall have authority to deny the use of the World Trade Center to any person violating the said Rules and Regulations or laws, ordinances or regulations of the United States, the State of New York or the City of New York.

         3. ENTRY RESTRICTIONS. Persons shall use the common areas and facilities in the World Trade Center solely for purposes of ingress and egress, and no person shall cause any obstruction of or loiter in any such common area or facility. No person shall interfere with the safe, orderly flow of vehicular or passenger traffic. No person shall be permitted to sleep, lie down or sit on the floor, ledges, platforms, steps or escalators nor erect any unauthorized permanent or temporary structure at the World Trade Center without the express written permission of the Manager. In addition, no person shall spit, urinate or defecate on any part of the World Trade Center other than in a urinal or toilet intended for that purpose. No person shall enter upon any court or roof area or parking area unless specifically so authorized by lease, permit, license or other agreement with the Port Authority. The Port Authority may exclude from buildings at the World Trade Center, between the hours of 6 p.m. and 8 a.m. and at all hours on Saturday, Sundays and legal holidays, all persons who do not present a pass to the World Trade Center. All such passes shall be in such form as the Manager of the World Trade Center may prescribe from time to time and no person shall issue passes unless authorized in writing by the Manager to do so. Any area barricaded, roped off or otherwise restricted, shall be presumed to be closed to the public, and members of the public are prohibited from entering said areas without the express permission of the Manager or his designee. Furthermore, if the Port Authority deems it advisable for security reasons, occupants of space at the World Trade Center and persons frequently doing business there shall provide, and their employees shall wear or carry, badges or other suitable means of identification which shall be subject to the prior approval of the Port Authority. Each



                              Page 1 of Exhibit R
person responsible for issuance of a pass or other means of identification to another person shall be liable to the Port Authority for all acts or omissions of such other persons.

         4. No person shall gamble or conduct or engage in any game of chance at the World Trade Center unless such game of chance is permitted by local, state and federal law and has been approved by the Manager.

         5. No person may for commercial use make drawings or take still photographs or motion pictures within the World Trade Center without permission of the Manager.

         6. No persons other than authorized persons or employees of the Port Authority in designated areas, shall bathe, shower, shave, launder or change clothes or remain undressed in any public restroom, sink. washroom on or within the World Trade Center.

         7. AUTHORIZATION REQUIRED FOR COMMERCIAL ACTIVITY, ENTERTAINMENT OR SOLICITATION OF FUNDS. No person at the World Trade Center, unless duly authorized in writing by the Port Authority, shall: (a) sell, or offer for sale any articles of merchandise or carry on any other commercial activity; or (b) solicit any business or trade, or perform or offer to perform any service, including without limitation thereto the carrying of baggage for hire, the shining of shoes or bootblacking; or (c) entertain or offer to entertain any persons by any method including, without limitation thereto, by singing, dancing or playing any musical instrument; or (d) canvass, peddle, or solicit funds for any purpose.

         8. ALCOHOLIC BEVERAGE RESTRICTIONS. No person shall drink or carry any open alcoholic beverage on any part of the World TRADE Center; provided, however, that this section shall not apply to those premises or areas wherein the consumption of alcoholic beverages is permitted pursuant to the provisions of a lease or other written agreement with the Port Authority.

         9. PERMISSION REQUIRED FOR POSTING OR DISTRIBUTION OF PRINTED MATTER, ETC. No person shall post, distribute, exhibit, inscribe, paint or affix (nor shall any person cause, direct or order the posting, distributing, exhibiting, inscribing, painting or affixing of) signs, advertisements, circulars, notices, posters, or printed or written or pictorial matter or articles or objects of any kind at, in, on or to any part of the common areas and facilities of the World Trade Center without the prior written consent of the Manager of the World Trade Center. In the event of the violation of the foregoing, the Port Authority may remove the same without any liability, and may charge the expense and cost incurred for such removal to the person or persons violating this rule.



                              Page 2 of Exhibit R

         10. PROPERTY DAMAGE. No person shall deface, mark, break or otherwise damage any part of the World Trade Center or any property thereat. No person shall remove, alter or deface any barricade, fence or sign at the World Trade Center.

         11. All persons at the World Trade Center shall exercise the utmost care to avoid and prevent injury to persons and damage to property. Neither any inclusion in nor any omission from these Rules and Regulations shall be construed to relieve any person from exercising the utmost care to avoid and prevent injury to persons and damage to property.

         12. LOST ARTICLES TO BE TURNED OVER TO PORT AUTHORITY. Persons finding lost articles at the World Trade Center shall turn them over to a Port Authority policeman or to the office of the Manager. Articles which are not claimed by the owner within 90 days may be turned over to the finders thereof, unless found by Port Authority employees.

         13. ANIMALS AND PETS, BARRED, EXCEPTION. No person except a police officer or other person authorized by the Manager of the World Trade Center shall enter in or upon the World Trade Center with any animal or pet of any kind except a "seeing eye" dog or an animal properly confined for shipment.

         14. REQUESTS FOR PORT AUTHORITY EMPLOYEES TO PERFORM WORK OR SERVICES TO BE DIRECTED TO MANAGER. No person shall request any Port Authority employee to do any work or perform any service, but shall make all such requests to the Manager of the World Trade Center who may not comply with the request unless the person making the request is entitled to receive the service AT the time the request is made under written agreement with the Port Authority, and each person claiming to be so entitled shall make known such fact to the Manager when the request is made.

         15. SMOKING, OPERATION OF CUTTING TORCHES AND LIKE DEVICES RESTRICTED. No person shall smoke or carry lighted cigars. cigarettes, pipes, matches or any naked flame in any place where smoking is specifically prohibited by signs, and no person shall operate at the World Trade Center an oxyacetylene torch, electric arc or similar flame or spark-producing device, cook or light a fire or otherwise create a fire or life/safety hazard on any part of the World Trade Center. No person shall tamper with or permit to be done anything which may interfere with the effectiveness or accessibility of any fire prevention, warning or extinguisher equipment at the World Trade Center nor use the same for any purpose other than fire fighting or fire prevention. Tags showing date of last inspection attached to units of fire extinguishing and fire fighting equipment shall not be removed therefrom.

         16. TRANSPORTATION, STORAGE, ETC. OF CERTAIN MATERIALS AND SUBSTANCES PROHIBITED. No person shall store, keep, carry, handle, use, dispense or transport at, in or

                              Page 3 of Exhibit R
upon the World Trade Center, or bring into the World Trade Center for any purpose:

          (a) any flammable, combustible, explosive, corrosive, oxidizing, poisonous, compressed or otherwise offensive fluid, gas, chemical substance or material, at such time or place or in such manner or condition as to endanger unreasonably or as to be likely to endanger unreasonably persons or property; or

          (b) any firearms or any other weapons, except persons carrying firearms pursuant to and in compliance with law and all licenses, permits. etc. in connection therewith including such of the following as may be on official duty: authorized peace officers, post office, customs or express carrier employees or members of the armed forces of the United States; or

          (c) the following radioactive materials:

               (1) source material (as defined in Standards for Protection Against Radiation, promulgated by the Nuclear Regulatory Commission, Title 10, Code of Federal Regulations, Part 20) including but not limited to uranium, thorium, or any combination thereof (but not including the "unimportant quantities of source material" set forth in 10 CFR 40.13);

               (2) special nuclear material (as defined in Standards for Protection Against Radiation, promulgated by the Nuclear Regulatory Commission, Title 10, Code of Federal Regulations, Part 20) including, but not limited to, plutonium, uranium 233, uranium enriched in the isotope 233 or in the isotope 235, or any material artificially enriched by any of the foregoing;

               (3) nuclear reactor fuel elements that are partially expended or irradiated;

               (4) new nuclear reactor fuel elements;

               (5) radioactive waste material; or

               (6) any radioactive material moving under an Interstate Commerce Commission special permit or Nuclear Regulatory Commission permit and escort.

         17. TAMPERING WITH CONTROLS, EQUIPMENT, ETC. PROHIBITED. No person shall tamper with or permit to be done anything which may interfere with the effectiveness or accessibility of any World Trade Center controls, machinery or equipment including without limitation thereto thermostats, heater valves, sprinkler valves and devices, or blower motors, and no person shall turn on or off heating or air cooling controls in the World Trade Center or operate, adjust or otherwise handle or manipulate any of the aforesaid systems or portions thereof or operate any other equipment, machinery or other devices installed or located therein unless expressly authorized in writing by the Port Authority to do so.


                  18. OVERLOADING OF UTILITY, MECHANICAL, ETC., SYSTEMS PROHIBITED. No person shall keep, maintain, place or install, use or connect at the World Trade Center any equipment or engage in any activity or operation at the World Trade Center which will cause or tend to cause an overloading of the capacity of any electrical circuit or system or portion of any other utility, mechanical, electrical, electronic, computerized communication or other systems serving the World Trade Center, nor do or permit to be done anything which may interfere with the




                              Page 4 of Exhibit R
effectiveness or accessibility of existing and future utility, mechanical, electrical, electronic, computerized communication or other systems or portions thereof at the World Trade Center. No person shall in any common area plug a TV, radio or electrical device into any electrical outlet or connect any device to any utility at or in the World Trade Center without the express written approval of the Manager.

         19. OBSTRUCTION OF EXPANSION OR CONTRACTION JOINTS PROHIBITED. No person shall place any furniture, machine or equipment over any expansion or contraction joint unless one end of such furniture, machine or equipment is free to permit expansion or contraction.

         20. PERMISSION REQUIRED FOR INSTALLATIONS OR OPERATION OF CERTAIN EQUIPMENT. No person shall install or use at the World Trade Center, except with the prior written consent of the Manager of the World Trade Center, any air conditioning unit or equipment, refrigerator, heating or cooking apparatus or other power activated equipment or any signal or call system or other communication systems or equipment or any device which connects to the power or other lines for signal or communications or other transmissions in any way whatsoever. No person shall install or operate at the World Trade Center any device which may in the Port Authority's opinion interfere with or impair any radio, television or telephone transmission or reception or any other communication service.

         21. PERMISSION REQUIRED TO LAY FLOOR COVERING. No person shall lay any linoleum, floor tile, carpeting or any other affixed floor covering at the World Trade Center without the prior written consent of the Manager of the World Trade Center, and if such consent is given, such directions as the Port Authority may give as to methods and procedures to be used in the laying and installing of any such floor covering shall be followed.





                              Page 5 of Exhibit R

         22. LOCKS AND KEYS. No person shall place any additional lock of any kind upon any window or interior or exterior door without the prior written consent of the Manager and unless a key therefor is delivered to the Port Authority, nor make any change in any door or window lock or the mechanism thereof, except with the prior written consent of the Manager. Upon the expiration or sooner termination of any agreement covering occupancy of space, the occupant shall surrender to the Port Authority any and all keys to interior and exterior doors or windows, whether said keys were furnished to or were otherwise procured by occupants and in the event of the loss of any keys furnished by the Port Authority the occupant shall pay to the Port Authority the Port Authority's cost of replacement thereof.

         23. OBSTRUCTION OF LIGHT, AIR, HEAT, PASSAGE, ETC. PROHIBITED. No person shall obstruct or permit the obstruction of light, air or passage in the World Trade Center, or cover or obstruct any elements of the heating, ventilating or air cooling systems therein. In addition, no person shall place any window coverings including without limitation thereto, curtains, blinds, shades, draperies or screens on any exterior window, without the prior written consent of the Manager of the World Trade Center, but all occupants of space shall provide and install, at their expense, such draperies as the Port Authority may in its discretion require or approve, and all occupants of space shall keep the draperies closed whenever the sun is shining on the windows.

         24. APPROVAL REQUIRED FOR CERTAIN SERVICE CONTRACTS. No person shall purchase or contract for spring water, ice, waxing, rug shampooing, draperies, towels, cleaning, glass washing, furniture polishing, lamp servicing, cleaning of electric fixtures, removal of waste paper, rubbish and garbage, or other like services at the World Trade Center except from contractors, companies or persons approved by the Port Authority.

         25. MEASURES REQUIRED TO ELIMINATE DAMAGING VIBRATIONS. All persons in their operations and use of space at the World Trade Center shall take all reasonable measures to eliminate vibrations tending to damage any part of the World Trade Center.

         26. OBJECTIONABLE NOISE PROHIBITED. No person shall make, continue, cause or permit to be made or continued, any objectionable or disturbing noises or disturb or interfere with occupants of the World Trade Center or neighboring buildings or premises, whether by the use of any loudspeaker or other amplifying device, musical instrument, radio, talking machine, television, unmusical noise, whistling, singing, or in any other way. Nothing in this section shall affect the right of the Port Authority in its sole discretion to authorize commercial activity, entertainment or solicitation of funds.

         27. ACTS OR OMISSIONS RESULTING IN FILING OF LIENS PROHIBITED. No person shall do or omit to do anything which may be grounds for the filing of any mechanic's or other lien against the World Trade Center or any part thereof. Nothing





Page 6 of Exhibit R
herein shall be deemed to be a consent by the Port Authority to any such lien or the filing thereof or any implication that such lien would be valid or enforceable against the Port Authority or its property, but if such lien is filed, notwithstanding that it may be groundless or unenforceable, the Port Authority may take such steps as may be required to remove it including payment of any debts alleged to be owed by any person and such person shall pay the Port Authority the Port Authority's cost thereof upon demand.

         28. NAMES OF PERSONS TO BE NOTIFIED IN EVENT OF EMERGENCY TO BE FILED. Each occupant of space at the World Trade Center shall file with the Port Authority the name, address, and telephone number of at least two authorized representatives to be notified in the event of an emergency.

         29. DOORS, WINDOWS TO BE LOCKED AND UTILITY SERVICES TURNED OFF UPON LEAVING. All occupants of space at the World Trade Center shall, before leaving the same at any time, close and lock all entrance doors therein and turn off all utility services controllable by the occupant.

         30. USE OF PREMISES FOR LODGING, SLEEPING OR IMMORAL PURPOSES PROHIBITED. No occupant of space at the World Trade Center shall use the same for lodging or sleeping purposes or for any immoral purposes.

         31. USE OF PREMISES DURING OTHER THAN NORMAL BUSINESS HOURS. When an occupant of space at the World Trade Center intends to occupy the space during hours other than normal business hours, the occupant shall make a request, in writing, for such of those services which the occupant is entitled to receive during normal business hours as the occupant may desire during hours other than normal business hours, each such request to be made by 4 p.m. of the last business day before each day during which the services are desired. Such services will be provided and paid for by the occupant in accordance with the schedule of rates established by the Port Authority from time to time and the occupant agrees that the Port Authority has made no representations or warranties that the premises will be habitable or usable by the occupant during other than normal business hours unless the aforesaid services are requested in advance by the occupant. An occupant of any space at the World Trade Center shall advise the Manager of the World Trade Center one day in advance of any occasion when the space he occupies will not be occupied during normal business hours because of vacations or special holidays.

         32. SIDEWALKS, OPEN AREAS, ETC. TO BE KEPT FREE FROM SNOW, ICE, DIRT AND RUBBISH. All persons occupying at the World Trade Center any space which has an entrance or exit opening out on a sidewalk or other open area, shall keep all sidewalks, open areas, curbs, lobbies, vestibules and steps adjacent to such space free from snow, ice, dirt and rubbish.


                              Page 7 of Exhibit R

         33. ABANDONMENT OF PROPERTY PROHIBITED. No person shall abandon any property at the World Trade Center. Nor shall any person for himself, herself or another store either temporarily or permanently any personal property at any part of the World Trade Center without the approval of the Manager of the World Trade Center. No person shall store bundles, paper, cloth, cardboard or any other material in solid, liquid or gas form that could in any way pose a fire or life/safety hazard or obstruct or hinder passage without the express, written approval of the Manager.

         34. ACCUMULATION AND DISPOSAL OF GARBAGE, DEBRIS, WASTE, ETC. RESTRICTED. No person shall allow any garbage, debris, or other waste materials (whether solid or liquid) to collect or accumulate at the World Trade Center and each person shall be responsible for the removal from the World Trade Center of all garbage, debris and other waste materials (whether solid or liquid) arising out of that person's operations or occupancy or use of space at the World Trade Center. All persons shall use extreme care when effecting removal of all such waste and in no event shall any person use for such purpose any facilities of the Port Authority without the prior consent in writing of the Manager of the World Trade Center. All persons shall effect such removal only during such hours and by such means as are prescribed by the Manager of the World Trade Center. No person shall use the water closets, wash bowls or other plumbing fixtures for any purposes other than those for which they were designed, and no person shall throw therein any improper articles or substances (whether liquid or solid) including without limitation thereto garbage, refuse, sweepings, rubbish, rags, ashes or litter. No person shall drop or throw anything out of the doors, windows or down the passageways or into any ventilating or elevator shaftway, stairwell or other openings. The cost of correcting any condition or repairing any damage resulting from misuse of fixtures or facilities or from other actions prohibited herein shall be borne by the persons who, or whose officers, employees, representatives, agents, contractors or invitees, have caused the same.

         35. TRASH REMOVAL. All persons at the World Trade Center are responsible for providing for their own trash removal to a compactor provided by the Manager for this purpose. No other method of trash disposal is permitted without the express written consent of the Manager.

         36. MOVEMENT OF INVENTORY, SUPPLIES, EQUIPMENT, FURNISHINGS, ETC. RESTRICTED. No person shall move inventory, merchandise, supplies or materials, fixtures, equipment, furnishings, or bulky articles of any kind, including without limiting the generality thereof, desks, chairs, tables, safes, cabinets, shelves, business machines, fans or floor coverings, to or from any space at the World Trade Center except with the prior written consent of the Manager of the World Trade Center and during such hours on such days as may be prescribed by the Manager of the World


                              Page 8 of Exhibit R

Trade Center. In no event will consent be given unless the person employed or under contract to perform such moving is competent and responsible and at least 24 hours' notice of the person's desire to have such moving performed has been given in writing to the Manager of the World Trade Center. No person shall use hand trucks in the passenger elevators or shall use the passenger elevators to transport freight or bulky packages of any type without the written consent of the Manager of the World Trade Center.

         37. RIGHT RESERVED TO INSPECT FREIGHT, ARTICLES, PACKAGES, ETC. BROUGHT IN OR OUT. The Port Authority reserves the right to inspect all freight and other articles including hand-carried packages brought into or out of the World Trade Center and to exclude therefrom all articles which violate any of these Rules and Regulations, and to require the occupants of space and others regularly doing business at the World Trade Center to issue package passes (in such form as may be approved by the Port Authority) for packages being carried to or from, or from one location to another within the World Trade Center.

         38. ELEVATOR SERVICE.

               (a) Non-exclusive automatic passenger elevator service will be operated during normal business hours.

               (b) Minimal passenger elevator service will be available at times other than normal business hours for persons who may have business in the World Trade Center during such times and whose presence in the World Trade Center is duly authorized in the manner the Port Authority prescribes.

               (c) Freight elevators and truck docks will be available for routine movements during normal business hours. Notice must be given within normal business hours to the Manager of the World Trade Center at least 24 hours in advance in the event freight elevator service is desired which cannot be accommodated as a routine movement or during normal business hours. The person requesting the same will pay the cost for this extra freight elevator service in accordance with the schedule of rates established by the Port Authority from time to time. Persons for whose account property is being delivered or picked up at the truck docks shall arrange for such delivery or pick-up to be made only at such place or places as may be designated by the Port Authority for such purposes and shall arrange for the handling and movement of the property in such a way that it will be removed from the truck docks immediately upon its arrival there, and such persons shall not allow any property to be placed or transported at any time in any common area or facility at the World Trade Center unless the area or facility is one which the Manager has designated AS a proper area or facility for that type of property or transportation or to remain therein for a longer time than is necessary to transport it to its destination. The Port Authority will not be responsible for the custody, security, handling or movement of property while at the truck docks or on the freight elevators or while en route to or from either of the same and the person for whose account property is being delivered or picked


                              Page 9 of Exhibit R
          up at the truck docks or is being transported on, to or from freight elevators shall make all arrangements for loading, unloading, handling and movement of the property and its security, including keeping the property attended at all times. Property may be moved within the World Trade Center solely by suitable vehicles of the indoor industrial wheeler type with rubber tire and side guards and by way of such routes as the Manager may designate from time to time.

         39. OPERATION OF ELEVATORS BY PERSONS OTHER THAN PORT AUTHORITY EMPLOYEES PROHIBITED. No person other than employees of the Port Authority, or their designees, shall operate any freight elevator or passenger elevator (except for the operation in automatic passenger elevators of such controls as are designed for use by passengers) at the World Trade Center.

         40. USE OF ELEVATOR, ESCALATORS AND LOADING DOCKS RESTRICTED.

               (a) Passenger elevators and escalators may not be used to carry freight.

               (b) The use of any escalator, elevator, private right-of-way or truck loading dock at the World Trade Center will be subject to the direct control of the Manager.

               (c) No unauthorized person shall cause an elevator or escalator to stop by means of any emergency stopping device unless continued operation would appear to result in probable injury to a person or persons. Any such stopping should be reported immediately to the Manager.

         41. VEHICULAR TRAFFIC RESTRICTED. No person shall (nor shall any occupant of space at the World Trade Center permit its officers, employees, agents, representatives of other persons who are connected with or are doing business with such occupant or who are at the World Trade Center for the purpose of visiting such space, to) operate any automotive or other vehicle (including skateboard, roller skates or bicycle, scooter or any self-propelled vehicle or device) in any area of the World Trade Center not designated for such use, or operate the same in any vehicular roadway, parking area, public area or street, in or adjacent to the World Trade Center, or park or allow any vehicle to stand in any such roadway, area or street except in accordance with such signs, speed limits, lights, signals, pavement markings, directions, laws, ordinances, rules and regulations (of the Port Authority or of such other agency, municipality or other governmental authority having Jurisdiction) as may be in force from time to time. No person shall park vehicles except in those portions of the parking area designated for that purpose by the Port Authority and except upon payment of such parking fees and charges as may from time to time be prescribed and if specific space is assigned to that person then only in the space so assigned. In the event that a person shall park in any space other than the specific


                              Page 10 of Exhibit R
space assigned to that person then that person shall pay to the Port Authority upon demand $25 per day per car parked in any area other than those designated.

         42. DISABLED, ABANDONED OR ILLEGALLY PARKED VEHICLES SUBJECT TO REMOVAL. The Manager may remove from any area at the World Trade Center any vehicle which is disabled, abandoned, parked in violation of these Rules and Regulations, or which presents an operational problem to any area at the World Trade Center, at the operator's or owner's expense and without liability for damage which may result in the course of such moving.

         43. OPERATION OF MOTOR VEHICLES. No person shall operate a vehicle at the World Trade Center in a careless or negligent manner or in disregard of the rights and safety of others, or without due caution or circumspection, or at a speed in excess of speed limits posted in the area where the vehicle is being operated, or in any event at a speed in excess of fifteen (15) miles per hour, or at any speed or in a manner which endangers unreasonably or is likely to endanger unreasonably persons or property, or while the driver thereof IS under the influence of intoxicating liquor, or any narcotic or habit-forming drug or if such vehicle is so constructed, equipped or loaded as to endanger unreasonably or be likely to endanger unreasonably persons or property, or unless (a) the driver thereof is duly authorized to operate such vehicle on State or municipal highways; and (b) such vehicle is registered in accordance with the provisions of law.

         44. DUTY OF DRIVER OF VEHICLE INVOLVED IN ACCIDENTS. The driver of any vehicle involved in an accident at the World Trade Center which results in injury or death to any person or damage to any property shall immediately stop such vehicle at the scene of the accident, render such assistance as may be needed, and give his name, address, and operator's license and registration number to the person injured or to any officer or witnesses of the accident. The operator of such vehicle shall make a report of such accident in accordance with the law of the State of New York.

         45. DEFINITIONS. As used in these Rules and Regulations:

               (a) "Holidays" or "legal holidays" shall mean and include the following days in each year: the first day of January, known as New Year's day; the third Monday in January, known as Martin Luther King, Jr. day; the twelfth day of February, known as Lincoln's birthday; the third Monday in February, known as Washington's birthday; the last Monday in May, known as Memorial day; the fourth day of July, known as Independence day; the first Monday in September, known as Labor day; the second Monday in October, known as Columbus day; the eleventh day of November, known as Veteran's day; the fourth Thursday in November, known as Thanksgiving day; and the twenty-fifth day of December, known as Christmas day; and if any of such days is Sunday, the next day thereafter; and each general election day in the State of New York; and



                              Page 11 of Exhibit R
          such other or different days or dates as are declared "holidays" or "legal holidays" under the laws of the State of New York or as may hereafter be so declared.

               (b) "Normal business hours" shall mean 8 a.m. to 6 p.m. Mondays to Fridays inclusive, legal holidays excepted.

               (c) "Person" or "persons" shall mean and include natural persons, corporations and other legal entities, whether foreign or domestic, sovereign states and governments, governmental and quasi-governmental authorities, bureaus, agencies, boards and other units of governments, and partnerships, firms, companies, joint ventures and unincorporated associations. All persons shall be responsible for the acts or omissions of their officers, members, employees, agents, representatives, contractors, customers, guests, invitees, and those doing business with them.

               (d) "Manager" or "Manager of the World Trade Center" shall mean the person or persons from time to time designated by the Port Authority to exercise the powers and functions vested in the said Manager by these Rules and Regulations and shall include a temporary or acting Manager of the World Trade Center and his duly designated representative or representatives.

               (e) "Common areas and facilities" shall mean and include, without limiting the generality thereof, entrances, exits, lobbies, toilets, passages, halls, corridors, courts, plazas, vestibules, stairways and elevators, escalators and other areas and facilities for the movement of persons and/or property.



                              Page 12 of Exhibit R

                         (Port Authority Acknowledgment)

 STATE OF NEW YORK            )
                              )  ss.
 COUNTY OF NEW YORK           )

         On the 17th day of June, 1993, before me personally came Charles J. Markesh to me known, who, being by me duly sworn, did depose and say that he resides in 144 Old Route 304, New City, New York 10956; that he is the Director, World Trade Department of The Port Authority of New York and New Jersey, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Commissioners of the said corporation; and that he signed his name thereto by like order.




                                          ---------------------------------


                           (Corporate Acknowledgment)

STATE OF NEW YORK             )
                              )  ss.
COUNTY OF NEW YORK            )


         On the 24th day of December, 1992, before me personally came Donald Marshall to me known, who, being by me duly sworn, did depose and say that he resides in Franklin Lakes, New Jersey; that he is the President of Euro Brokers Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said corporation; and that he signed his name thereto by like order.


                                           ---------------------------------


                              Page 13 of Exhibit R